UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MAGMA DESIGN AUTOMATION, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAGMA DESIGN AUTOMATION, INC.

1650 TECHNOLOGY DRIVE

SAN JOSE, CALIFORNIA 95110

(408) 565-7500

August 11, 2010

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Magma Design Automation, Inc., which will be held at 10:00 a.m. on Thursday, September 23, 2010, at our offices at 1650 Technology Drive, San Jose, California 95110.

The formal notice of the Annual Meeting of Stockholders and the proxy statement are included with this invitation.

After reading this proxy statement, please mark, date, sign and return the enclosed proxy in the enclosed prepaid envelope, or follow the instructions included with your proxy card to submit your proxy via the toll-free telephone number or via the Internet, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, SUBMIT YOUR PROXY BY TELEPHONE OR VIA THE INTERNET OR ATTEND THE ANNUAL MEETING OF STOCKHOLDERS IN PERSON. Your vote is important, so please return your proxy promptly. A copy of our Annual Report on Form 10-K for the fiscal year ended May 2, 2010 is also enclosed.

The Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,
/s/ Rajeev Madhavan
Rajeev Madhavan
Chairman of the Board and Chief Executive Officer

MAGMA DESIGN AUTOMATION, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 23, 2010

To the Stockholders of Magma Design Automation, Inc.:

The Annual Meeting of Stockholders (“Annual Meeting”) of Magma Design Automation, Inc., a Delaware corporation, will be held on Thursday, September 23, 2010 at our offices at 1650 Technology Drive, San Jose, California 95110, at 10:00 a.m. Pacific Time, for the following purposes:

1.	To elect the two Class III director nominees named in the attached proxy statement to serve until the 2013 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To approve a proposal to establish the 2010 Stock Incentive Plan, which will replace the 2001 Stock Incentive Plan;

3.	To approve a proposal to amend and restate the 2001 Employee Stock Purchase Plan;

4.	To ratify the appointment of Grant Thornton LLP as Magma’s independent registered public accountants for the fiscal year ending May 1, 2011; and

5.	To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

Stockholders of record as of the close of business on August 9, 2010 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the office of Magma’s Secretary, 1650 Technology Drive, San Jose, California 95110, for ten days prior to the Annual Meeting.

It is important that your shares are represented at the meeting. Even if you plan to attend the meeting, we hope that you will promptly mark, sign, date and return the enclosed proxy or follow the instructions included with your proxy card to submit your proxy via the toll-free telephone number or via the Internet. This will not limit your right to attend or vote at the meeting.

By Order of the Board of Directors
/s/ Clayton H. Parker
Clayton H. Parker
Vice President, General Counsel and Secretary

August 11, 2010

(Continued)

MAGMA DESIGN AUTOMATION, INC.

1650 TECHNOLOGY DRIVE

SAN JOSE, CALIFORNIA 95110

PROXY STATEMENT

PROCEDURAL MATTERS

General

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Magma Design Automation, Inc., a Delaware corporation (“Magma” or the “Company”), of proxies in the accompanying form to be used at Magma’s Annual Meeting of Stockholders to be held at Magma’s principal executive offices on Thursday, September 23, 2010, at 10:00 a.m. Pacific Time, and any adjournment or postponement thereof (the “Annual Meeting”). Magma’s principal executive offices are located at 1650 Technology Drive, San Jose, California 95110 and its telephone number is (408) 565-7500.

Magma’s Annual Report on Form 10-K (the “Annual Report”) for the fiscal year ended May 2, 2010 (“fiscal 2010”) containing financial statements for fiscal 2010, is being mailed together with these proxy solicitation materials to all stockholders entitled to notice of and to vote at the Annual Meeting. This proxy statement, the accompanying form of proxy and the Annual Report were first mailed to stockholders entitled to vote at the Annual Meeting on or about August 16, 2010. The Annual Report is not incorporated into this proxy statement and is not considered proxy soliciting material.

Who Can Vote

Only stockholders of record at the close of business on August 9, 2010 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, Magma had 52,523,391 shares of common stock, $0.0001 par value per share, outstanding.

Stockholders of record—If your shares are registered directly in your name with the Company’s transfer agent, Mellon Investor Services LLC, you are considered, with respect to those shares, the stockholder of record, and these proxy materials have been sent directly to you by the Company.

Beneficial owners—Many of the Company’s stockholders hold their shares through a broker, bank, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank, trustee or other nominee, you are considered the “beneficial owner” of shares held in “street name.” These proxy materials have been forwarded to you by your broker, bank, trustee or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, trustee or other nominee on how to vote your shares. For directions on how to vote shares beneficially held in street name, please refer to the voting instruction card provided by your broker, bank, trustee or other nominee. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a legal proxy from the broker, bank, trustee or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

How You Can Vote

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote your shares at the Annual Meeting either in person or by proxy; please refer to the voting instructions below or on your proxy card. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, bank, trustee or other nominee; please refer to the voting instructions provided to you by your broker, bank, trustee or other nominee.

Internet—Stockholders of record with Internet access may submit proxies via the Internet at http://www.proxyvoting.com/lava. Votes submitted via the Internet must be received by 11:59 p.m., Eastern Time, on September 22, 2010. Most of the Company’s stockholders who hold shares beneficially in street name may vote by accessing the website specified in the voting instructions provided by their brokers, banks, trustees or other nominees. A large number of banks and brokerage firms are participating in Broadridge Financial Solutions, Inc.’s (formerly ADP Investor Communication Services) online program for electronic voting. This program provides eligible beneficial owners the opportunity to vote over the Internet at http://www.proxyvote.com or by telephone. Please refer to the voting instructions provided by your broker, bank, trustee or other nominee to determine if this option is available to you.

Telephone—Stockholders of record may submit proxies by calling toll free (866) 540-5760 until 11:59 p.m., Eastern Time, on September 22, 2010. If you are a beneficial owner, please follow the voting instructions provided to you by your broker, bank, trustee or other nominee with respect to telephone voting.

Mail—Stockholders of record may submit proxies by mail by completing, signing and dating their proxy cards where indicated and by returning them in the self-addressed, prepaid envelope provided. Proxy cards submitted by mail must be received by the tabulator prior to the closing of the polls at the Annual Meeting in order for the votes to be recorded. If you are a beneficial owner and received a voting instruction card, you may submit your voting instructions by completing, signing and dating the voting instruction card where indicated and returning it in the self-addressed, prepaid envelope provided. Voting instruction cards must be received by your broker, bank, trustee or other nominee by the deadline indicated on the voting instruction card in order for your shares to be voted at the Annual Meeting.

Returning your proxy or granting it by telephone or via the Internet will not affect your right to vote in person should you decide to attend the Annual Meeting. However, shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.

The shares represented by the proxies received in response to this solicitation and not properly revoked prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions therein. On the matters coming before the Annual Meeting for which a choice has been specified by you on a properly completed and returned proxy card, or in a proxy granted by telephone or through the Internet, the shares will be voted accordingly. If you return your proxy card or grant your proxy by telephone or through the Internet, but do not indicate your voting preference, the individuals named as proxies will vote your shares FOR the election of the two nominees for director listed in this proxy statement, FOR the approval the proposal to establish the 2010 Stock Incentive Plan, FOR the approval of the proposal to amend and restate the 2001 Employee Stock Purchase Plan, and FOR the ratification of the appointment of Grant Thornton LLP as Magma’s independent registered public accountants, and your shares will be voted in the proxy holders’ discretion as to other matters that may properly come before the Annual Meeting. If you hold your shares in street name and do not submit any voting instructions to your broker, your shares may constitute “broker non-votes” and may not be counted in connection with certain matters (as described below).

Revocation of Proxies

Stockholders of record can revoke their proxies at any time before they are exercised in any of three ways:

•	by voting in person at the Annual Meeting;

•	by submitting written notice of revocation to Magma’s Secretary at or before the taking of the vote at the Annual Meeting; or

•	by submitting another proxy of a later date that is properly executed at or before the taking of the vote at the Annual Meeting.

Attendance at the Annual Meeting in and of itself, without voting in person at the meeting, will not cause your previously granted proxy to be revoked.

For shares you hold in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or other nominee or, if you have obtained a legal proxy from your broker, bank, trustee or other nominee giving you the right to vote your shares at the Annual Meeting, by attending the meeting and voting in person.

Required Vote and Voting of Proxies

On all matters, each holder of common stock is entitled to one vote for each share held as of the Record Date. Directors are elected by a plurality vote, which means that the two nominees for Class III director seats who receive the most affirmative votes of shares present in person or represented by proxy and entitled to vote in the election of directors will be elected to serve as Class III directors. The proposal to establish the 2010 Stock Incentive Plan, the proposal to amend and restate the 2001 Employee Stock Purchase Plan, and the ratification of the appointment of Grant Thornton LLP as Magma’s independent registered public accountants will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on those proposals.

Quorum; Abstentions; Broker Non-Votes

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections. The Inspector will also determine whether a quorum is present. In general, under Delaware law and Magma’s bylaws, a quorum for the transaction of business at the Annual Meeting is established if a majority of shares entitled to vote is present in person or represented by proxy at the Annual Meeting.

Abstentions with respect to any proposal, with the exception of proposals on the election of directors, are treated as shares present or represented and entitled to vote on that proposal and thus have the same effect as votes AGAINST a matter. Shares held by you through a broker are permitted to be voted by the broker on routine “discretionary” items, such as the ratification of Magma’s independent registered public accounting firm, if the broker has transmitted the proxy materials to you and has not received voting instructions from you on how to vote your shares before the deadline set by the broker. If a broker that is the record holder of shares indicates on a proxy that it does not have discretionary authority to vote on a particular proposal as to such shares, including non-routine items such as the election of directors, the approval of the 2010 Stock Incentive Plan or the amendment and restatement of the 2001 Employee Stock Purchase Plan, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to a particular proposal, these non-voted shares, or “broker non-votes,” will be counted for quorum purposes but will not be counted in determining the number of shares necessary for approval of those matters.

Expenses of Solicitation

Magma’s Board of Directors is soliciting proxies for the Annual Meeting. Magma will bear all expenses of this solicitation, including the cost of printing and mailing the proxy materials. In addition to the solicitation of proxies by mail, solicitation may be made by directors, officers and other employees of Magma by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. Magma will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of Magma’s common stock. Magma may generate other expenses in connection with the solicitation of proxies for the Annual Meeting, and may retain a proxy solicitor to assist in the solicitation of proxies.

Delivery of Proxy Materials to Stockholders

Each record holder of Magma’s common stock will be receiving a separate copy of the proxy statement and Annual Report. If you are a beneficial owner and share an address with another beneficial owner, you may not receive a separate copy of the proxy statement and Annual Report because some brokers, banks, trustees or other nominees may be participating in the practice of “householding,” which reduces duplicate mailings and saves printing and postage costs. Please contact your broker, bank, trustee or other nominee directly if you have questions, require additional copies of this proxy statement or the Annual Report, or wish to receive multiple copies of proxy materials in the future if you reside at the same address as another stockholder and only one copy was delivered to you.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on September 23, 2010.

If you are a registered stockholder, this proxy statement and Magma’s Annual Report are available at http://investor.magma-da.com/annuals.cfm. Beneficial holders can access this proxy statement and Magma’s Annual Report via the Internet at http://www.proxyvote.com.

IMPORTANT

Please mark, sign and date the enclosed proxy card and return it in the enclosed postage-prepaid return envelope, or follow the instructions included with your proxy card to submit your proxy via the toll- free telephone number or via the Internet so that, whether you intend to be present at the Annual Meeting or not, your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

MAGMA’S BOARD OF DIRECTORS

Director Independence

The Board believes that a substantial majority of the members of its Board of Directors should be independent directors. The Board also believes that it is useful and appropriate to have members of management, including the Chief Executive Officer, as directors. The Board has determined that each of our current directors other than Messrs. Madhavan and Jewell qualifies as an “independent director” as defined by Nasdaq listing requirements. Timothy Ng, who served on the Board during fiscal 2010 until his resignation in February 2010, and Chester Silvestri, who served on the Board during fiscal 2010 until his resignation in July 2010, also qualified as “independent directors” as defined by Nasdaq listing requirements during the respective term of their service on the Board. The Nasdaq independence definition includes a series of objective tests, such as a requirement that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, the Board has made the determination, as to each independent director, that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to Magma and Magma’s management.

The members of the Audit Committee each also meet special independence standards established by the Securities and Exchange Commission (the “SEC”) for audit committees. In addition, the Board has determined that each of Mr. Eichler and Mr. Sugishita is an “audit committee financial expert” as defined by SEC rules. This designation does not impose any duties, obligations or liabilities on Mr. Eichler or Mr. Sugishita that are greater than those generally imposed on other members of the Audit Committee and the Board, and their designation as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board. Additionally, each member of the Compensation and Nominating Committee meets the definition of “non-employee director” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934 as well as the definition of “outside director” under the regulations promulgated under Section 162(m) of the Internal Revenue Code.

Stockholder Communications

Stockholders wishing to communicate with the Board or any individual director should send the communication by mail to Clayton H. Parker, Secretary, Magma Design Automation, Inc., 1650 Technology Drive, San Jose, California 95110. The Secretary will review all stockholder communications and has the authority to disregard any communication that is inappropriate or irrelevant to the Company and its operations, or to take other appropriate action with respect to such communication. If a stockholder communication is deemed appropriate, the Secretary will submit it to the Chairman of the Board or the individual director.

Code of Ethics

Magma has adopted a Code of Conduct and Ethics that applies to its principal executive officer, principal financial officer, controller and all of its other employees and directors. The Code of Conduct and Ethics is available on Magma’s website at http://investor.magma-da.com/governance.cfm. If applicable, Magma intends to satisfy its disclosure obligations regarding an amendment to, or waiver of, a provision of this Code of Conduct and Ethics by posting such information on Magma’s website at http://investor.magma-da.com/governance.cfm or by filing a Form 8-K with the SEC.

Board and Committee Meetings

The Board and its committees hold scheduled meetings throughout the year and also hold special meetings and act by written consent from time to time as appropriate. The Board held seven meetings during fiscal 2010. All directors except Mr. Silvestri attended at least 75% of the aggregate number of meetings of the Board and the committees on which such directors served. The Board has a policy of encouraging but not requiring members to attend the annual meetings of stockholders. One Board member attended the 2009 annual meeting of stockholders in person.

Board Committees and Charters

The Board has two standing committees: the Audit Committee and the Compensation and Nominating Committee. The Board appoints the members and chairpersons of these committees. Each member of these committees is an independent director in accordance with Nasdaq standards. Each committee has a written charter approved by the Board, which is available on Magma’s website at http://investor.magma-da.com/governance.cfm.

Audit Committee:

Members:	Kevin C. Eichler (Chair), Thomas M. Rohrs, and David Sugishita (appointed in July 2010). Chester J. Silvestri served on the Audit Committee during fiscal 2010 until his resignation from the Board in July 2010.

Number of Meetings in Fiscal 2010:	Six

Functions:	Assists the Board in its general oversight of Magma’s financial reporting, internal controls, disclosure controls procedures, compliance with legal and regulatory requirements, and internal audit functions and is directly responsible for the appointment, oversight and compensation of the independent registered public accountants. Pre-approves all audit services and permitted non-audit services. Pre-approves related-party transactions. The responsibilities and activities of the Audit Committee are described in greater detail in “Report of the Audit Committee.”

Compensation and Nominating Committee:

Members:	Thomas M. Rohrs (Chair) and Govind Kizhepat (appointed February 2010). Mr. Silvestri served as Chair of the committee during fiscal 2010 until his resignation from the Board in July 2010 and Mr. Ng also served as a member of the committee during fiscal 2010 until his resignation from the Board in February 2010.

Number of Meetings in Fiscal 2010:	Two

Functions:	The Committee’s compensation-related functions are described below under “Processes and Procedures for Determination of Executive and Director Compensation.” In its role as Magma’s nominating committee, the Committee identifies, evaluates and recommends director candidates to the Board. For more information, see “Nominations to the Board.”

Nominations to the Board

The Compensation and Nominating Committee identifies, evaluates and recommends to the Board candidates for appointment or election as members of the Board, makes recommendations regarding the structure and composition of the Board, and oversees the evaluation of the Board and committees of the Board. The Compensation and Nominating Committee charter includes a written policy with regard to the nomination process. The Compensation and Nominating Committee evaluates potential director candidates based on a variety of criteria, including the candidate’s relevant experience, other board memberships held, the diversity and collective experience of the Board and its committees, as well as independence and possible conflicts of interest. There are no specific minimum qualifications that an individual must meet in order to be nominated; each is considered on a case-by-case basis. The Company does not have a formal policy for the consideration of diversity in identifying nominees for director. However, in assessing directors based on the criteria set forth above, the Compensation and Nominating Committee strives to create diversity in perspective, background and experience in the Board as a whole when identifying and selecting nominees for the Board. On an annual basis, as part of the Board’s self-evaluation, the Compensation and Nominating Committee assesses whether the mix of Board members is appropriate for the Company.

Candidates may come to the attention of the Compensation and Nominating Committee from current Board members, stockholders, professional search firms, officers or other persons. The Compensation and Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation. The Compensation and Nominating Committee will consider properly submitted stockholder recommendations of candidates. Any stockholder recommendation must include the candidate’s name and qualifications for Board membership, the candidate’s age, business address, residence address, principal occupation or employment, the number of shares of Magma common stock beneficially owned by the candidate and information that would be required to solicit a proxy under federal securities law (including, with respect to nominees for the slate of directors to be voted on at the Annual Meeting, such person’s written consent to being named in the proxy statement as a nominee and, with respect to all nominees, such person’s written consent to serving as a director if elected). In addition, the recommendation must include the stockholder’s name, address and the number of shares of Magma common stock beneficially owned and the period they have been held. The recommendation should be sent to Clayton H. Parker, Secretary of Magma Design Automation, Inc., 1650 Technology Drive, San Jose, California 95110. To be timely for next year’s annual meeting, the recommendation must be delivered to the Secretary no sooner than 120 days and no later than 90 days prior to the first anniversary of this Annual Meeting.

Board Leadership Structure

Magma’s current Chairman of the Board is also the Company’s Chief Executive Officer (“CEO”). The Board has not designated a lead independent director. The Board believes it is important to select its Chairman and the Company’s CEO in the manner it considers in the best interests of the Company at any given point in time. The members of the Board possess considerable business experience and in-depth knowledge of the issues the Company faces, and are therefore in the best position to evaluate the needs of the Company and how best to organize the Company’s leadership structure to meet those needs. Accordingly, the Chairman and CEO positions may be filled by one individual or by two different individuals. The Board believes that the most effective leadership structure for the Company at this time is for Mr. Madhavan to serve as both Chairman and CEO. As the Company’s founder, Mr. Madhavan possesses an in-depth knowledge of the Company, the industry in which it conducts its business and the challenges it faces. The Board believes that these experiences and insights put the CEO in the best position to provide broad leadership for the Board as it considers the Company’s strategic and business plans.

Board Role in Risk Oversight

Board’s Role in Risk Oversight

One of the principal functions of the Board of Directors is to provide oversight concerning the Company’s assessment and management of risk related to Magma’s business. The Board is involved in risk oversight through direct decision-making authority with respect to fundamental financial and business strategies and major corporate activities as well as through its oversight of management and the committees of the Board. Management is responsible for identifying the material risks facing the Company, implementing appropriate risk management strategies and ensuring that information with respect to material risks is shared with the Board and/or the appropriate Board committee. In connection with this responsibility, members of management therefore provide regular reports to the Board regarding business operations and strategic planning, financial planning and budgeting, material litigation and regulations, including any material risk to the Company relating to such matters.

The Board has delegated oversight for specific areas of risk exposure to committees of the Board. The Audit Committee is responsible for primary risk oversight related to the Company’s financial reporting, accounting and internal controls and oversees risk related to the Company’s compliance with legal and regulatory requirements. The Compensation and Nominating Committee is responsible for overseeing the Company’s assessment of risk related to Magma’s compensation plans and policies and policies and procedures related to management succession, including both emergency CEO succession and CEO succession in the ordinary course of business.

At each regular meeting of the Board, the chairperson of the committees reports to the full Board regarding matters reported and discussed at the committee meetings, including any matters concerning risk exposure and risk oversight considered by the committee. Members of management regularly attend meetings of the committees and the Board when they are not in executive session and present to the Board and committees at these meetings on matters involving the assessment and management of material risks facing the Company. In addition, members of the Board are free to communicate directly with members of management regarding any matter.

Compensation Risk Assessment

Consistent with new SEC disclosure requirements, the Compensation and Nominating Committee considers, in establishing and reviewing our executive compensation program, whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. The executive compensation program reflects a balanced approach using both quantitative and qualitative assessments of performance without putting an undue emphasis on a single performance measure. Base salaries are fixed in amount and thus do not encourage risk taking. While the Company’s annual bonus plan focuses on achievement of annual goals, executives’ annual bonuses are based on multiple Company and individual performance criteria as described above and the Compensation and Nominating Committee retains discretion to reduce bonus amounts otherwise payable based on any factors it deems appropriate. The Compensation and Nominating Committee believes that the annual bonus plan appropriately balances risk and the desire to focus executives on specific annual goals important to the Company’s success.

A substantial portion of compensation provided to the Company’s executive officers is in the form of equity awards that further align executives’ interests with those of stockholders. The Compensation and Nominating Committee believes that these awards do not encourage unnecessary or excessive risk taking because the ultimate value of the awards is tied to the Company’s stock price, and because grants are subject to long-term vesting schedules to help ensure that executives always have significant value tied to long-term stock price performance. The Company’s current practice is to grant executives restricted stock units. The Compensation and Nominating Committee believes this mixture provides an appropriate balance between the goals of increasing the price of the Company’s common stock (as stock options only have value if the stock price increases after the option is granted) and avoiding risks that could threaten the Company’s growth and stability (as restricted stock units are exposed to decreases in the Company’s stock price).

In addition, the Company’s management, in consultation with the Compensation and Nominating Committee, conducted an assessment of the risks posed by the Company’s compensation policies and practices for employees generally. In particular, management and the Compensation and Nominating Committee noted in reviewing these policies and practices that the design of the Company’s annual cash incentive program includes multiple Company and individual performance criteria and does not encourage the taking of short-term risks at the expense of long-term results. In addition, the Company’s long-term equity incentive awards are generally subject to multiyear vesting schedules that help to link the interests of the Company’s employees with those of its stockholders. Based on its assessment, the Company concluded that its compensation policies and practices for employees do not create risks that are reasonably likely to have a material adverse effect on the Company.

Processes and Procedures for Determination of Executive and Director Compensation

The Compensation and Nominating Committee is responsible for, among other things, establishing and governing Magma’s compensation and benefit practices. The Compensation and Nominating Committee evaluates and approves the compensation arrangements, plans, policies and programs that apply to Magma’s executive officers and directors and administers Magma’s equity-based compensation plans. Pursuant to the Compensation and Nominating Committee’s charter, its principal compensation related responsibilities, duties and areas of authority include, among other things:

•	To determine and approve the form and amount of compensation to be paid or awarded to Magma’s non-employee directors and all employees of the Company, including its executive officers;

•

To review and approve the corporate goals and objectives relevant to the compensation of Magma’s Chief Executive Officer and President and other executive officers, to evaluate the performance of the Chief Executive Officer and President and other executive officers and to determine the terms of the compensatory agreements and arrangements for such persons;

•

To annually review and make recommendations to the Board of Directors with respect to adoption and approval of, or amendments to, all cash-based and equity-based incentive compensation plans and arrangements, and the amounts and shares reserved thereunder;

•

To approve grants of stock, stock options or stock purchase rights to individuals eligible for such grants in such amounts or such terms as it may deem appropriate, to interpret Magma’s equity-based compensation plans and agreements and to determine acceptable forms of consideration for stock acquired pursuant to the equity-based incentive compensation plans;

•

To employ advisors, commission any necessary studies or surveys concerning comparative levels of executive compensation and to obtain recommendations from outside consultants concerning compatible pay programs, as appropriate; and

•	To perform any other activities required by applicable law or Nasdaq rules or regulations, or as the Board deems necessary or appropriate.

The Compensation and Nominating Committee’s charter permits it to delegate certain of its functions to subcommittees of the Compensation and Nominating Committee or to Magma’s Chief Executive Officer and President. The Compensation and Nominating Committee’s authority to determine and approve the form and amount of compensation to be paid or awarded to Magma’s employees who are not executive officers may be delegated to a subcommittee or to the Chief Executive Officer and President. The Compensation and Nominating Committee has delegated this authority to the Chief Executive Officer and President, and also takes into account the Chief Executive Officer and President’s recommendations regarding corporate goals and objectives, performance evaluations and compensatory arrangements for Magma’s executive officers other than the Chief Executive Officer and President. The Compensation and Nominating Committee may also delegate its authority to approve option grants to Magma’s employees who are not executive officers to the Chief Executive Officer and President, but any such grants must have an exercise price at least equal to the fair market value of Magma’s common stock on the grant date. The Compensation and Nominating Committee has previously delegated to the

Chief Executive Officer and President the authority to approve regular monthly grants to newly hired employees and consultants and selective retention or meritorious grants as proposed by management.

As indicated above, pursuant to its charter, the Compensation and Nominating Committee is authorized to employ advisors, commission compensation studies or surveys and to obtain recommendations from outside consultants. For fiscal 2010, members of Magma’s management decided not to retain a consulting firm to assist the Compensation and Nominating committee with a review of Executive compensation for fiscal 2010.

Compensation and Nominating Committee Interlocks and Insider Participation

The Compensation and Nominating Committee is currently composed of Messrs. Rohrs and Kizhepat. Mr. Rohrs served as a member of the committee during all of fiscal 2010 and Mr. Kizhepat served as a member of the committee since his appointment to the Board in February 2010. Mr. Silvestri served as Chair of the committee during fiscal 2010 until his resignation from the Board in July 2010 and Mr. Ng also served as a member of the committee during fiscal 2010 until his resignation from the Board in February 2010. No one who served on the Compensation and Nominating Committee at any time during fiscal 2010 is or has been an executive officer of the Company or had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of certain relationships and related party transactions. None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director of the Company or a member of the Company’s Compensation and Nominating Committee during fiscal 2010. No member of the Compensation and Nominating Committee is or was formerly an officer or an employee of the Company.

DIRECTOR COMPENSATION—FISCAL 2010

The following table presents information regarding the compensation paid for fiscal 2010 to individuals who were members of the Board of Directors at any time during fiscal 2010 and who were not also our employees (referred to herein as “Non-Employee Directors”). The compensation paid to Messrs. Madhavan and Jewell, who are also employed by us, is presented below in the “Summary Compensation Table” and the related explanatory tables. Directors who are also officers or employees of the Company receive no additional compensation for their services as directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)		Option Awards ($)(1)(2)	Total ($)
(a)	(b)	(c)		(d)	(h)
Kevin C. Eichler	105,500	18,199	(3)	0	123,699
Govind Kizhepat	6,875	59,748	(4)		66,623
Susumu Kohyama	39,500	18,199	(3)	0	57,699
Timothy Ng	123,573	18,199	(5)	0	141,772
Thomas M. Rohrs	60,500	18,199	(3)	0	78,699
Chester J. Silvestri	64,500	18,199	(3)(6)	0	82,699

(1)	The amounts reported in column (c) of the table above reflect the fair value on the grant date of the stock awards granted to our Non-Employee Directors during fiscal 2010 as determined under the principles used to calculate the value of equity awards for purposes of the Company’s financial statements. For a discussion of the assumptions and methodologies used to calculate the amounts referred to above, please see the discussion of stock awards contained in Note 14—“Stock-Based Compensation” to Magma’s Consolidated Financial Statements as set forth in our Annual Report on Form 10-K for fiscal 2010 filed with the SEC, filed with the SEC and incorporated herein by reference.

(2)	The following table presents the number of outstanding and unvested option awards and unvested stock awards held by each of our Non-Employee Directors as of May 2, 2010:

Name	Aggregate Number of Shares Underlying Options (#)	Aggregate Number of Shares Underlying RSUs (#)
Kevin C. Eichler	263,333	10,000
Govind Kizhepat	0	25,000
Susumu Kohyama	133,333	10,000
Timothy Ng (5)	213,333	0
Thomas M. Rohrs	253,366	10,000
Chester J. Silvestri (6)	223,366	0

(3)	Represents an award of 10,000 restricted stock units granted on September 18, 2009.
(4)	Represents awards of 20,000 and 5,000 restricted stock units granted on February 14, 2010.
(5)	Mr. Ng resigned from the Board of Directors on February 13, 2010 and continues to provide services to the Company as a consultant.
(6)	Mr. Silvestri resigned from the Board of Directors on July 20, 2010. His 10,000 restricted stock unit award was accelerated to his resignation date and resulted in an incremental expense of $34,500.

Director Compensation

Compensation for our Non-Employee Directors during fiscal 2010 consisted of an annual retainer, an additional retainer for acting as a Chairman of one of our Board of Directors’ committees, an additional retainer for non-chair members of certain committees, fees for attending meetings and an annual equity award. The Board of Directors reviews our director compensation program on an annual basis.

Annual Retainer and Fees

The following table sets forth the schedule of annual retainer fees, committee fees and meeting fees for each Non-Employee Director in effect during fiscal 2010:

Type of Fee	Amount ($)
Annual Board Retainer	30,000
Additional Annual Fee to the Chairman of Audit Committee	20,000
Additional Annual Fee to the Chairman of Compensation and Nominating Committee	15,000
Additional Annual Fee to non-Chair Members of Audit Committee	10,000
Additional Annual Fee to non-Chair Members of Compensation and Nominating Committee	7,500
Fee for Each Board or Committee Meeting Attended In Person	2,500
Fee for Each Board or Committee Meeting Attended Telephonically	1,000

All Non-Employee Directors are also reimbursed for out-of-pocket expenses they incur serving as directors.

In addition, Messrs. Eichler and Ng were paid an additional fee of $45,000 and $83,448, respectively, for sitting on a special committee of the Board of Directors.

Equity Awards

Non-Employee Directors are eligible to receive automatic grants of equity awards under Magma’s 2001 Stock Incentive Plan (the “2001 Plan”). Each Non-Employee Director who first joins the Board of Directors will receive an initial award of 20,000 restricted stock units upon appointment or election. The initial award will become vested as to 25% of the award on the first anniversary of the award date, with the remaining portion of the award vesting in twelve quarterly installments following such date, subject to the Non-Employee Director’s continued service as a member of the Board of Directors on each applicable vesting date.

In addition, on the first business day following each regular annual meeting of the Company’s stockholders after the Non-Employee Director’s initial appointment or election to the Board of Directors, the director will receive an additional annual award of 10,000 restricted stock units. Effective May 25, 2010, the Board of Directors approved an increase in this annual restricted stock unit award from 10,000 to 20,000 restricted stock units. Any Non-Employee Directors who are initially appointed to the Board of Directors other than in connection with the regular annual meeting of the Company’s stockholders will be entitled to a pro-rata portion of this annual restricted stock unit grant. The annual awards and the pro-rata interim awards vest in full on the day immediately prior to the annual meeting of stockholders in the year immediately following the year of grant, provided that the Non-Employee Director continues as a member of the Board of Directors on that date.

Pursuant to the terms of the 2001 Plan, all restricted stock unit awards granted to our Non-Employee Directors will accelerate and become fully vested upon the occurrence of a “change in control” of Magma (as such term is defined in the 2001 Plan) to the extent unvested on such date.

The Compensation Committee administers the 2001 Plan with respect to the Non-Employee Director grants and has the ability to interpret and make all required determinations under the plan, subject to plan limits.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors, as now authorized, consists of seven members divided into three classes of approximately equal size. The Class III members of the Board of Directors are scheduled for election at the Annual Meeting, to serve until the 2013 annual meeting of stockholders, or until their successors have been elected by the stockholders or appointed by the Board of Directors pursuant to the Company’s bylaws. The nominees recommended for nomination by the Compensation and Nominating Committee and nominated by the Board of Directors to serve as the two Class III members of the Board of Directors are Rajeev Madhavan and Kevin C. Eichler, each of whom is currently a Class III director and has consented to serve if elected. If any nominee is unable to serve as a director at the time of the Annual Meeting, proxies may be voted for any nominee designated by the Board of Directors to fill the vacancy.

The Class I directors are Roy E. Jewell and Thomas M. Rohrs. The Class II directors are Govind Kizhepat, Susumu Kohyama and David Sugishita. Except as described below, each of Magma’s directors has been engaged in his principal occupation during the past five years. There are no family relationships among any of Magma’s directors or executive officers.

In recommending director nominees for selection by the Board, the Compensation and Nominating Committee considers a number of factors, which are described in more detail above under “Magma’s Board of Directors—Nominations to the Board.” In considering these factors, the Compensation and Nominating Committee and the Board consider the fit of each individual’s qualifications and skills with those of the Company’s other directors in order to build a board of directors that, as a whole, is effective, collegial and responsive to the Company and its stockholders.

The following table sets forth certain information as of July 22, 2010 regarding the Class III nominees to the Board of Directors. The following paragraphs also describe the primary individual experience, qualifications, attributes and skills of each of the Class III nominees that led to the Board’s conclusion that each nominee should serve as a member of the Board, as well as provide a brief biographical description of each of the Class III nominees.

Name	Age	Current Term Expires	Director Since	Principal Occupation
Rajeev Madhavan	44	2010	1997	Magma Chairman and Chief Executive Officer
Kevin C. Eichler	50	2010	2003	Senior Vice President & Chief Financial Officer, Ultra Clean Holdings, Inc.

Rajeev Madhavan has served as our Chief Executive Officer and Chairman of the Board since our inception in 1997. Mr. Madhavan served as our President and Chief Executive Officer from inception until 2001. Prior to co-founding Magma, from 1994 until 1997, Mr. Madhavan founded and served as the President and Chief Executive Officer of Ambit Design Systems, Inc., an electronic design automation software company, later acquired by Cadence Design Systems, Inc., an electronic design automation software company. Mr. Madhavan, in addition to founding Magma, previously co-founded Ambit Design Systems, Inc. and co-founded and served as director of engineering of LogicVision, Inc. Mr. Madhavan has extensive industry and brings valuable technical, operational, and corporate governance expertise. Mr. Madhavan’s tenure and leadership experience with the Company since the Company’s inception also brings to the Board a unique perspective with respect to the Company’s business strategy and operations.

Kevin C. Eichler has been Senior Vice President and Chief Financial Officer of Ultra Clean Holdings, Inc. (Nasdaq: UCTT), a leading developer and supplier of critical subsystems for the semiconductor capital equipment, medical device, research, flat panel and energy industries since July 2009. From January 2008 to

March 2009, Mr. Eichler served as Senior Vice President and Chief Financial Officer of Credence Systems Corporation (Nasdaq: CMOS), a global provider of automated test equipment to the high growth, consumer semiconductor industry. From February 2006 to December 2007, Mr. Eichler served as Executive Vice President, Operations and Chief Financial Officer of Markettools, Inc., the defining provider of on-demand market research. From 1998 to February 2006, Mr. Eichler served as Vice President and Chief Financial Officer of MIPS Technologies (Nasdaq: MIPS), a leading provider of industry-standard processor architectures and cores for digital consumer and business applications. Mr. Eichler serves on the board of directors of Crossing Automation Inc., a leading supplier of efficient, cost-effective front-end and back-end automation solutions and engineering services to high-volume semiconductor equipment manufacturers, and until July 2010 he also served on the board of directors of Support.com, Inc. (formerly Supportsoft, Inc.) (Nasdaq: SPRT), which provides services and software that help consumers and small businesses with their technology needs. As the current Chief Financial Officer of Ultra Clean Holdings, Inc. and a former Chief Financial Officer of Credence Systems Corporation and President, Operations and Chief Financial Officer of Markettools, Inc, and Vice President and Chief Financial Officer of MIPS Technologies, Mr. Eichler has significant operating experience, as well as financial, accounting and corporate governance expertise.

Required Vote

The nominees for the two Class III director seats who receive the most affirmative votes of shares present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting will be elected to serve as directors. Unless marked to the contrary, proxies received will be voted “FOR” each of the nominees set forth above.

The Board of Directors recommends a vote “FOR” election as director of each of the nominees set forth above.

The following table sets forth certain information as of July 22, 2010, regarding the Class I directors, who have been elected to serve until the 2011 annual meeting of stockholders, and the Class II directors, who have been elected to serve until the 2012 annual meeting of stockholders. The following paragraphs also describe the primary individual experience, qualifications, attributes and skills of each of the Class I and Class II directors that led to the Board’s conclusion that each director should serve as a member of the Board, as well as provide a brief biographical description of each of the Class I and Class II directors.

Name	Age	Director Class	Current Term Expires	Director Since	Principal Occupation
Roy E. Jewell	55	I	2011	2001	President and Chief Operating Officer, Magma Design Automation, Inc.

Thomas M. Rohrs	59	I	2011	2003	Chief Executive Officer, Skyline Solar

Govind Kizhepat	47	II	2012	2010	Vice President, Business Development, QLogic Corp.

Susumu Kohyama	67	II	2012	2005	Chairman of the Board, Covalent Materials Corporation

Dave Sugishita	62	II	2012	2010	Chairman of the Board, Atmel Corporation

Roy E. Jewell has served as our President since 2001. Mr. Jewell has also served as our Chief Operating Officer since 2001. From 1999 to 2000, Mr. Jewell served as the Chief Executive Officer at a company he co-founded, Clarisay, Inc., a supplier of surface acoustic wave filters. From 1998 to 1999, Mr. Jewell was a member of the CEO Staff at Avant! Corporation, a provider of software products for integrated circuit designs. From 1992 to 1998, Mr. Jewell was the President and Chief Executive Officer of Technology Modeling Associates, Inc., or TMA, subsequently acquired by Avant! Corporation. Prior to that time, Mr. Jewell served in various marketing positions at TMA. As President and Chief Operating Officer of Magma, as well as his previous senior management roles in the semiconductor and electronic design automation industries, Mr. Jewell has extensive industry experience as well as operational and corporate governance experience. Mr. Jewell’s tenure as our President and Chief Operating Officer also brings to the Board an intimate knowledge of the Company’s day-to-day operations, which gives him a detailed understanding of the Company’s business strategy and operations that is invaluable to the Board.

Thomas M. Rohrs was appointed Chief Executive Officer of Skyline Solar, a manufacturer of high gain solar arrays, in July 2010. From February 2010 to July 2010, Mr. Rohrs served as Advisor at Bloom Energy. Previously, from September 2009 to January 2010, Mr. Rohrs was Advisor to the CEO at Abound Solar. From July 2009 to September 2009, Mr. Rohrs acted as interim CEO of Electroglas, Inc., a supplier of wafer probing technologies to the semiconductor industry. From February 2009 to July 2009, Mr. Rohrs served as Executive Chairman of Electroglas, which filed for bankruptcy protection in July 2009. From April 2006 to February 2009, Mr. Rohrs served as Chairman and Chief Executive Officer of Electroglas. Mr. Rohrs has served as a director of Electroglas since 2004. From 2003 to 2006, Mr. Rohrs served as an independent advisor or consultant to businesses. From 1997 until 2003, Mr. Rohrs was an executive at Applied Materials, Inc., a manufacturer of products and services to the semiconductor industry, in a number of positions including Senior Vice President, Global Operations and Member of the Executive Committee. Mr. Rohrs currently serves as a member of the board of directors of Advanced Energy Industries, Inc. and was a member of the board of directors of Ultra Clean Technology from 2004 to 2008. Mr. Rohrs, in addition to his current role as Chief Executive Officer of Skyline Solar, has served in senior management positions in the semiconductor and semiconductor equipment industries. He has significant management and operating experience, as well as substantial corporate governance expertise.

Govind Kizhepat was appointed to Magma’s board in February, 2010. Mr. Kizhepat currently serves as Vice President of Business Development at QLogic Corporation, a leading supplier of high-performance network infrastructure solutions. In 2002 Kizhepat founded NetXen, a provider of intelligent network controller chips and adapters for the enterprise server market, and served as CEO until it was acquired by QLogic in April 2009. He was previously an entrepreneur in residence at Benchmark Capital and executive vice president of Globespan, heading the Media Gateway Division. In 1996, Kizhepat founded iCompression and served as CEO and chairman until it was acquired by Globespan. Mr. Kizhepat’s prior experience includes serving in various technical leadership and management positions at S3 and Sun Microsystems, where he played key roles in the development of SuperSPARC and UltraSPARC processors. Mr. Kizhepat holds a Bachelor of Science degree in electrical engineering from the University of Delhi in India, and a Master of Science degree in electrical engineering from Wayne State University in Michigan. In addition to his current senior management role in a semiconductor supplier, Mr. Kizhepat has founded and led multiple semiconductor companies. He has valuable experience in the semiconductor industries, and brings substantial technical, management and operational expertise.

Susumu Kohyama has been Chairman of the Board of Covalent Materials Corporation (formerly Toshiba Ceramics Co., Ltd. until 2007), a leading materials company serving the semiconductor and LCD industries, since April 2010. From 2004 to April, 2010, Dr. Kohyama served as President and Chief Executive Officer of Covalent. Dr. Kohyama has over 25 years of experience in the semiconductor industry. From 2003 to 2004, he served as Chief Technology Officer of the Electronic Devices Group of Toshiba Corporation. From 2001 to 2003, Dr. Kohyama served as Executive Vice President of Toshiba Semiconductor Company. As the President and CEO of semiconductor supplier Toshiba Ceramics Co., Ltd., and previous senior management positions in the semiconductor industry such as Chief Technology Officer of the Electronic Devices Group of Toshiba Corporation. Dr. Kohyama has extensive industry experience and provides valuable expertise to the Board.

David Sugishita was appointed to the board in July 2010. Mr. Sugishita has also served as Chairman of the Board at Atmel Corporation since August 2006 and as a director since 2004. In addition, Mr. Sugishita is Chairman of both the Audit Committee and the Corporate Governance and Nominating Committee of Atmel. Mr. Sugishita also serves as a director and Chairman of the Audit committee for both Ditech Networks, Inc. since 2003 and Immersion Corporation since June 2010. Previously, Mr. Sugishita served as a director and Chairman of the Audit Committee of Micro Component Technology, Inc. from 1994 to March 2009. Since 2000, Mr. Sugishita has taken various short-term assignments including Executive Vice President of Special Projects at Peregrine from 2003 to 2004; Executive Vice President/Chief Financial officer at SONICblue, Inc. in 2002 and Senior Vice President and Chief Financial officer of Rightworks, Inc. from 2000 to 2001. Prior to 2000, Mr. Sugishita held various senior financial management positions at Synopsys (Senior Vice President/Finance & Operations/Chief Financial Officer) from 1997 to 2000; Actel (Senior Vice President/Chief Financial Officer) from 1995 to 1997; Micro Component Technology (Senior Vice President/Chief Financial Officer) from 1994 to 1995, Applied Materials (Vice President/Corporate Controller/Chief Accounting Officer) from 1991 to 1994; and National Semiconductor (Vice President/Finance) from 1978 to 1991. Mr. Sugishita holds a B.S. degree in business administration from San Jose State University and an M.B.A. from Santa Clara University. As the current Chairman of the Board of Atmel Corporation, and Atmel’s Chairman of the Audit and Corporate Governance and Nominating Committees, as well as Chairman of the Audit Committees for Ditech Networks Inc. and Immersion Corporation, as well as having served in numerous senior financial management positions in the EDA, semiconductor, and semiconductor equipment industries, Mr. Sugishita has extensive industry experience, as well as financial, accounting and corporate governance experience.

PROPOSAL NO. 2

APPROVAL OF THE MAGMA DESIGN AUTOMATION, INC.

2010 STOCK INCENTIVE PLAN

General

At the Annual Meeting, stockholders will be asked to approve the Magma Design Automation, Inc. 2010 Stock Incentive Plan (the “2010 Plan”), which was adopted, subject to stockholder approval, by the Board of Directors on August 6, 2010.

The Company believes that incentives and stock-based awards focus employees on the objective of creating stockholder value and promoting the success of the Company, and that incentive compensation plans like the proposed 2010 Plan are an important attraction, retention and motivation tool for participants in the plan.

The Company currently maintains the Magma Design Automation, Inc. Amended and Restated 2001 Stock Incentive Plan (the “2001 Plan”). As of July 16, 2010, a total of 4,611,805 shares of the Company’s common stock were then available for new award grants under the 2001 Plan. In addition, a total of 11,490,851 shares of the Company’s common stock were then subject to outstanding awards granted under all of the Company’s equity incentive plans (including the 2001 Plan). Of the shares subject to outstanding awards, 9,247,866 shares were subject to outstanding options and 2,242,985 shares were subject to outstanding restricted stock unit awards under the plans. The outstanding options had a weighted-average exercise price of $6.47 and a weighted-average remaining term of 2.84 years. The Company’s outstanding stock option awards generally may not be transferred to third parties for value and do not include dividend equivalent rights. (As noted below, the 2004 Plan has been terminated and the shares that were available for new award grants under the 2004 Plan as of July 16, 2010 were not used for award grant purposes and are not available for future grants.)

The Board of Directors approved the 2010 Plan based, in part, on a belief that the number of shares currently available under the 2001 Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives. If stockholders approve the 2010 Plan, no new awards will be granted under the 2001 Plan after the Annual Meeting. In that case, the number of shares of the Company’s common stock that remain available for award grants under the 2001 Plan immediately prior to the Annual Meeting will become available for award grants under the 2010 Plan. An additional 5,388,195 shares of the Company’s common stock will also be made available for award grants under the 2010 Plan, so that if stockholders approve the 2010 Plan, a maximum of 10,000,000 shares will initially be available for award grants under that plan. In addition, if stockholders approve the 2010 Plan, any shares of common stock subject to outstanding awards under the 2001 Plan that expire, are cancelled, or otherwise terminate after the Annual Meeting will also be available for award grant purposes under the 2010 Plan.

In order to address potential stockholder concerns regarding the number of options, stock appreciation rights or other stock awards we intend to grant in a given year, the Board of Directors commits to our stockholders that over the next three fiscal years (commencing on May 3, 2010) it will not grant a number of shares subject to options, stock appreciation rights or other stock awards to employees or nonemployee directors at an average rate greater than 8.85% of the number of shares of our common stock that we believe will be outstanding over such three year period. For purposes of calculating the number of shares granted in a year, any full-value awards will count as equivalent to 2.00 shares.

If stockholders do not approve the 2010 Plan, the Company will continue to have the authority to grant awards under the 2001 Plan. If stockholders approve the 2010 Plan, the termination of our grant authority under the 2001 Plan will not affect awards then outstanding under that plan.

Summary Description of the 2010 Stock Incentive Plan

The principal terms of the 2010 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2010 Plan, which appears as Exhibit A to this Proxy Statement.

Purpose.    The purpose of the 2010 Plan is to promote the long-term success of the Company and the creation of stockholder value by encouraging employees, directors and other eligible persons to focus on critical long-term objectives, encouraging the attraction and retention of employees, directors and other eligible persons with exceptional qualifications and linking the interests of these individuals directly to stockholder interests through awards granted under the plan.

Administration.    Our Board of Directors or one or more committees appointed by our Board of Directors will administer the 2010 Plan. Our Board of Directors has delegated general administrative authority for the 2010 Plan to the Compensation Committee. A committee may delegate some or all of its authority with respect to the 2010 Plan to another committee of directors, and certain limited authority to grant awards to employees may be delegated to one or more officers of the Company. (The appropriate acting body, be it the Board of Directors, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this proposal as the “Administrator”).

The Administrator has broad authority under the 2010 Plan with respect to award grants including, without limitation, the authority:

•	to interpret the 2010 Plan and to apply its provisions, and to adopt, amend or rescind rules, procedures and forms relating to the plan;

•	to select participants and determine the type(s) of award(s) that they are to receive;

•	to determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

•	to cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;

•	to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;

•	subject to the other provisions of the 2010 Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award; and

•

to allow the purchase price of an award or shares of the Company’s common stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of the Company’s common stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law.

No Repricing.    In no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by stockholders) will any adjustment be made to a stock option or stock appreciation right award under the 2010 Plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per share exercise or base price of the award.

Eligibility.    Persons eligible to receive awards under the 2010 Plan include officers or employees of the Company or any of its subsidiaries, directors of the Company, and certain consultants and advisors to the Company or any of its subsidiaries. Currently, approximately 668 officers and employees of the Company and its subsidiaries (including all of the Company’s named executive officers), and each of the Company’s five non-employee directors, are considered eligible under the 2010 Plan.

Authorized Shares; Limits on Awards.    The maximum number of shares of the Company’s common stock that may be issued or transferred pursuant to awards under the 2010 Plan equals the sum of: (1) 5,388,195 shares, plus (2) the number of shares available for additional award grant purposes under the 2001 Plan as of the date of the Annual Meeting and determined immediately prior to the termination of the authority to grant new awards under that plan as of the date of the Annual Meeting, plus (3) the number of any shares subject to stock options or stock appreciation rights granted under the 2001 Plan and outstanding as of the date of the Annual Meeting which expire, or for any reason are cancelled or terminated, after the date of the Annual Meeting without being exercised, plus (4) the number of any shares subject to restricted stock and restricted stock unit awards granted under the 2001 Plan that are outstanding and unvested as of the date of the Annual Meeting which are forfeited, terminated, cancelled, or otherwise reacquired after the date of the Annual Meeting without having become vested. As of July 16, 2010, approximately 4,611,805 shares were available for additional award grant purposes under the 2001 Plan and approximately 11,052,130 shares were subject to awards then outstanding under the 2001 Plan. As noted above, no additional awards will be granted under the 2001 Plan if stockholders approve the 2010 Plan.

Shares issued in respect of any “full-value award” granted under the 2010 Plan will be counted against the share limit described in the preceding paragraph as 1.92 shares for every one share actually issued in connection with the award. For example, if the Company granted 100 shares of its common stock under the 2010 Plan, 192 shares would be charged against the share limit with respect to that award. For this purpose, a “full-value award” generally means any award granted under the plan other than a stock option or stock appreciation right.

The following other limits are also contained in the 2010 Plan:

•	The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 5,388,195 shares.

•	The maximum number of shares subject to those options and stock appreciation rights that are granted during any calendar year to any individual under the plan is 1,000,000 shares.

•

“Performance-Based Awards” under Section 11(a) of the 2010 Plan granted to a participant in any one calendar year will not provide for payment of more than (1) in the case of awards payable only in cash and not related to shares, $4,000,000, and (2) in the case of awards related to shares (and in addition to options and stock appreciation rights which are subject to the limit referred to above), 1,000,000 shares.

Except as described in the next sentence, shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2010 Plan will again be available for subsequent awards under the 2010 Plan. Shares that are exchanged by a participant or withheld by the Company to pay the exercise price of an award granted under the 2010 Plan, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award, will not be available for subsequent awards under the 2010 Plan. To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2010 Plan. In the event that shares are delivered in respect of a dividend equivalent right, only the actual number of shares delivered with respect to the award shall be counted against the share limits of the 2010 Plan. (For purposes of clarity, if 1,000 dividend equivalent rights are granted and outstanding when the Company pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 50 shares shall be counted against the share limits of the plan.) To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits, as opposed to only counting the shares actually issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits with respect to such exercise.) In addition, the 2010 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2010 Plan. The Company may not increase the applicable share limits of the 2010 Plan by repurchasing shares of common stock on the market (by using cash received through the exercise of stock options or otherwise).

Types of Awards.    The 2010 Plan authorizes stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in the Company’s common stock or units of the Company’s common stock, as well as cash bonus awards. The 2010 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may, by its terms, provide that it may be paid or settled in cash.

A stock option is the right to purchase shares of the Company’s common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option generally may not be less than the fair market value of a share of the Company’s common stock on the date of grant. The maximum term of an option is five years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Awards Under the 2010 Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2010 Plan. Incentive stock options may only be granted to employees of the Company or a subsidiary.

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of share of the Company’s common stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and generally may not be less than the fair market value of a share of the Company’s common stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is five years from the date of grant.

The per share exercise price of an option or the per share base price of a stock appreciation right may not be less than the fair market value of a share of the Company’s common stock on the date of grant

The other types of awards that may be granted under the 2010 Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units, dividend equivalents, or similar rights to purchase or acquire shares, and cash awards.

Performance-Based Awards.    The Administrator may grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the U.S. Internal Revenue Code (“Performance-Based Awards”). Performance-Based Awards are in addition to any of the other types of awards that may be granted under the 2010 Plan (including options and stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes). Performance-Based Awards may be in the form of restricted stock, performance stock, stock units, other rights, or cash bonus opportunities.

The vesting or payment of Performance-Based Awards (other than options or stock appreciation rights) will depend on the absolute or relative performance of the Company on a consolidated, subsidiary, segment, division, or business unit basis. The Administrator will establish the criterion or criteria and target(s) on which performance will be measured. The Administrator must establish criteria and targets in advance of applicable deadlines under the U.S. Internal Revenue Code and while the attainment of the performance targets remains substantially uncertain. The criteria that the Administrator may use for this purpose will include one or more of the following: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), stock price, total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof. The performance measurement period with respect to an award may range from three months to ten years. Performance targets will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.

Performance-Based Awards may be paid in stock or in cash (in either case, subject to the limits described under the heading “Authorized Shares; Limits on Awards” above). Before any Performance-Based Award (other than an option or stock appreciation right) is paid, the Administrator must certify that the performance target or targets have been satisfied. The Administrator has discretion to determine the performance target or targets and any other restrictions or other limitations of Performance-Based Awards and may reserve discretion to reduce payments below maximum award limits.

Non-Employee Director Stock Unit Grants.

The 2010 Plan provides that each person who first becomes a non-employee director after the effective date of the 2010 Plan, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy, will be automatically granted 20,000 restricted stock units on the first business day following the date on which such person first becomes a non-employee director (each, an “Initial RSU Award”). In addition, on the first business day following the Company’s annual meeting of stockholders that occurs after a non-employee director’s initial appointment or election to the Board of Directors, commencing with the 2011 annual meeting, and provided that such non-employee director continues to serve as a member of the Board of Directors following such annual meeting, the non-employee director will automatically receive a grant of 20,000 restricted stock units on the first business day following the annual meeting (each, an “Annual RSU Award”); provided, however, that each non-employee director who is initially elected or appointed to the Board of Directors other than at an annual meeting of the Company’s stockholders will receive a pro rata portion of the Annual RSU Award on the first business day following his or her appointment or election, with such pro rata portion determined by reference to the number of whole months that have elapsed since the prior annual meeting.

Restricted stock units subject to the Initial RSU Awards will vest over a four-year period, with 25% of the stock units subject to the award vesting on the first anniversary of the date of grant and the balance of the award vesting in twelve substantially equal quarterly installments, with the first such installment vesting on the date which is three months after the first anniversary of the date of grant. Restricted stock units subject to the Annual RSU Awards will vest as to 100% of the stock units subject to the award on the day immediately prior to the annual meeting of the stockholders in the year immediately following the year of grant (or, if earlier, the first anniversary of the date of grant). Restricted stock units subject to a pro rata Annual RSU Award granted to a non-employee director who is initially elected or appointed to the Board of Directors other than at an annual meeting of the Company’s stockholders will vest as to 100% of the stock units subject to the award on the day immediately prior to the next annual meeting of the stockholders immediately following the date of grant (or, if earlier, the first anniversary of the date of grant). Notwithstanding the foregoing, Initial RSU Awards and Annual RSU Awards will, to the extent then outstanding and unvested, accelerate and become 100% vested upon the occurrence of or immediately prior to a “change of control” (as such term is defined in the 2010 Plan). The automatic restricted stock unit awards granted to non-employee directors under the 2010 Plan will, upon vesting, generally be paid in an equal number of shares of the Company’s common stock.

The Board of Directors reserves the right to prospectively change the timing, types of awards, grant levels, vesting and other terms and provisions of the automatic grants to non-employee directors without stockholder approval, subject to the express limitations of the 2010 Plan, including the share limits described above.

Deferrals.    The Administrator may provide for the deferred payment of awards, including the deferral of cash that otherwise would be paid to a participant as a result of the settlement of a stock unit award, and may determine the other terms applicable to deferrals. The Administrator may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

Assumption and Termination of Awards.    Generally, and subject to limited exceptions set forth in the 2010 Plan, if the Company dissolves or undergoes certain corporate transactions such as a merger, business combination, or other reorganization, or a sale of substantially all of its assets, the Administrator has the discretion to provide that all awards then-outstanding under the 2010 Plan will become fully vested or paid, as applicable, and will terminate or be terminated in such circumstances, or the Administrator may instead provide for the assumption, substitution or other continuation of the award. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2010 Plan. For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a corporate event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event.

Transfer Restrictions.    Subject to certain exceptions contained in Section 14 of the 2010 Plan, awards under the 2010 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws and, with limited exceptions set forth in the 2010 Plan, are not made for value.

Adjustments.    As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2010 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

No Limit on Other Authority.    Except as expressly provided with respect to the termination of the authority to grant new awards under the 2001 Plan if stockholders approve the 2010 Plan, the 2010 Plan does not limit the authority of the Board of Directors or any committee to grant awards or authorize any other compensation, with or without reference to the Company’s common stock, under any other plan or authority.

Termination of or Changes to the 2010 Plan.    The Board of Directors may amend or terminate the 2010 Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the U.S. Internal Revenue Code to preserve the intended tax consequences of the plan. For example, stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the 2010 Plan. (Adjustments as a result of stock splits or similar events will not, however, be considered an amendment requiring stockholder approval.) Unless terminated earlier by the Board of Directors, the authority to grant new awards under the 2010 Plan will terminate on August 5, 2020. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Federal Income Tax Consequences of Awards under the 2010 Plan

The U.S. federal income tax consequences of the 2010 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2010 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the U.S. Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

With respect to nonqualified stock options, the company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the 2010 Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, stock appreciation rights, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2010 Plan in connection with a “change in control” (as this term is used under the U.S. Internal Revenue Code), the company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Section 162(m) of the U.S. Internal Revenue Code may not be permitted to be deducted by the company in certain circumstances.

Specific Benefits under the 2010 Stock Incentive Plan

The Company has not approved any awards that are conditioned upon stockholder approval of the 2010 Plan. Except as otherwise provided below regarding automatic grants of restricted stock unit awards to the Company’s non-employee directors, the Company is not currently considering any other specific award grants under the 2010 Plan. If the 2010 Plan had been in existence in fiscal 2009, the Company expects that its award grants for fiscal 2009 would not have been substantially different from those actually made in that year under the 2001 Plan. For information regarding stock-based awards granted to the Company’s named executive officers during fiscal 2009, see the material under the heading “Executive Compensation” below.

If stockholders approve the 2010 Plan proposal, the number of restricted stock units that will be granted to the non-employee directors under the 2010 Plan will be determined based on the formulaic automatic grants of Initial RSU Awards and Annual RSU Awards as described above. For purposes of clarity and illustration only, the number of restricted stock units that would be allocated to the Company’s five non-employee directors as a group over the proposed remaining term of the plan pursuant to the formulaic Annual RSU Awards is 1,000,000. This figure represents the aggregate number of shares that would be subject to the Annual RSU Awards under the 2010 Plan for fiscal years 2011 through 2020 (the ten remaining years in the term of the plan if stockholders approve the 2010 Plan proposal). This calculation assumes, among other future variables, that there are no new eligible directors, there continue to be five eligible directors seated and there are no changes to the automatic restricted stock unit awards granted under the 2010 Plan to the non-employee directors including, without limitation, the Board of Director’s exercise of its ability to prospectively change the relative mixture of equity for awards granted under the 2010 Plan to the non-employee directors and the methodology for determining the number of shares of the Company’s common stock subject to these grants. The actual number of shares that will be subject to Annual RSU Awards to continuing non-employee directors under the 2010 Plan, as well as Initial RSU Awards to new non-employee directors, is not determinable.

The closing market price for a share of the Company’s common stock as of July 16, 2010 was $3.12 per share.

Equity Compensation Plan Information

For a description of the equity compensation plans maintained by the Company, see the table below under the heading, “Equity Compensation Plan Information.”

Required Vote

The Board of Directors believes that the adoption of the 2010 Plan will promote the interests of the Company and its stockholders and will help the Company and its subsidiaries continue to be able to attract, retain and reward persons important to our success.

All members of the Board of Directors and all of the Company’s executive officers are eligible for awards under the 2010 Plan and thus have a personal interest in the approval of the 2010 Plan.

Approval of the 2010 Plan requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE 2010 STOCK INCENTIVE PLAN AS DESCRIBED ABOVE AND SET FORTH IN EXHIBIT A HERETO.

PROPOSAL NO. 3

APPROVAL OF AMENDED AND RESATATED VERSION OF THE

MAGMA DESIGN AUTOMATION, INC. EMPLOYEE STOCK PURCHASE PLAN

Overview

At the Annual Meeting, stockholders are being asked to approve an amended and restated version of the Magma Design Automation, Inc. 2001 Employee Stock Purchase Plan, referred to as the Magma Design Automation, Inc. Employee Stock Purchase Plan (the “ESPP”), which was adopted, subject to stockholder approval, by the Board of Directors on August 6, 2010.

Under the ESPP, shares of the Company’s common stock are available for purchase by eligible employees who elect to participate in the ESPP. Eligible employees are entitled to purchase, by means of payroll deductions, limited amounts of the Company’s common stock during periodic Offering Periods. The Board of Directors believes that the ESPP helps the Company retain and motivate eligible employees and helps further align the interests of eligible employees with those of the Company’s stockholders.

As of July 16, 2010, 11,233,306 shares of the Company’s common stock are authorized for issuance under the ESPP and the ESPP includes an “evergreen” feature pursuant to which the number of shares available under the plan increases every year. Of the shares that have become available under the ESPP to date, 10,291,970 shares have previously been purchased and 941,336 shares remain available for purchase in the current and future offering periods. The “evergreen” feature of the ESPP is scheduled to expire in 2011. If stockholders approve the amended and restated ESPP, the evergreen feature of the ESPP will terminate immediately and the ESPP will provide that a fixed number of 6,000,000 shares of the Company’s common stock may be issued under the ESPP after the date of the Annual Meeting.

The Board believes that it is appropriate to provide for a fixed number of shares of the Company’s common stock that may be issued under the ESPP, and that the share limit described above is appropriate and should (based on current share prices and participation rates) permit the continued operation of the plan over the next several years.

If stockholders do not approve the amended and restated version of the ESPP, the current terms of the ESPP (including the “evergreen” share limit of the ESPP referred to above) will continue in effect.

Summary Description of the ESPP (as proposed to be amended and restated)

The principal terms of the ESPP, as proposed to be amended and restated, are summarized below. The following summary is qualified in its entirety by the full text of the amended and restated ESPP, which is attached as Exhibit B to this Proxy Statement.

Purpose.    The purpose of the ESPP is to provide eligible employees with an opportunity to purchase shares of the Company’s common stock at a favorable price and upon favorable terms and to pay for such purchases through payroll deductions. The ESPP is intended to provide an additional incentive to participating eligible employees to remain in the Company’s employ and to advance the best interests of the Company and its stockholders.

Operation of the ESPP.    The ESPP generally operates in successive 24-month periods referred to as “Offering Periods.” Each Offering Period generally consists of eight consecutive three-month periods referred to as “Accumulation Periods.” A new Offering Period and a new Accumulation Period generally commences each March 1, June 1, September 1 and December 1. A participant may not participate in more than one Offering Period at any particular time. The last day of each Accumulation Period is referred to herein as a “Purchase Date.” The Company may change, if it so desires, the Offering Periods and Accumulation Periods in the future.

On the first day of each Offering Period (referred to herein as the “Grant Date”), each eligible employee who has timely filed a valid election to participate in the ESPP for that Offering Period is granted a right to purchase shares of the Company’s common stock. A participant must designate in his or her election the percentage of his or her compensation to be withheld from his or her pay during that Offering Period for the purchase of stock under the ESPP. A participant’s contributions under the ESPP are credited to a bookkeeping account in his or her name. Subject to certain limits, a participant generally may elect to terminate (but may not otherwise increase or decrease) his or her contributions to the ESPP during an Accumulation Period. A participant generally may elect to increase, decrease or terminate his or her contributions to the ESPP effective with the first Accumulation Period that commences after the election is received. Amounts contributed to the ESPP constitute general corporate assets of the Company and may be used for any corporate purpose.

Each purchase right granted under the ESPP is automatically be exercised on the last trading day of each Accumulation Period that occurs during the Offering Period with respect to which it was granted (referred to herein as the “Purchase Date”). The number of shares acquired by a participant upon exercise of his or her purchase right is determined by dividing the participant’s ESPP account balance as of the applicable Purchase Date by the “Purchase Price” for that Accumulation Period. The Purchase Price for an Accumulation Period is equal to the lesser of (a) 85% of the fair market value of a share of the Company’s common stock on the applicable Grant Date, or (b) 85% of the fair market value of a share of the Company’s common stock on the applicable Purchase Date. A participant’s ESPP account is reduced upon exercise of his or her purchase right by the amount used to pay the Purchase Price of the shares acquired by the participant. No interest is paid to any participant or credited to any account under the ESPP.

Eligibility.    Only certain employees are eligible to participate in the ESPP. To be eligible to participate in an Offering Period, on the Grant Date of that period an individual must:

•	be employed by the Company or one of its subsidiaries that has been designated as a participating subsidiary;

•	be customarily employed for more than twenty hours per week; and

•	be customarily employed for more than five months per calendar year.

As of July 16, 2010, approximately 637 employees of the Company and its subsidiaries were eligible to participate in the ESPP. Our nonemployee directors are not eligible to participate in the ESPP.

Limits on Authorized Shares; Limits on Contributions.    Currently, 941,336 shares of the Company’s common stock are available for purchase under the ESPP. The ESPP also currently provides that this share limit will automatically increase on January 1, 2011 by an amount equal to the lesser of (a) 3,000,000 shares of the Company’s common stock, (b) 3% of the total number of shares of the Company’s common stock issued and outstanding on December 31, 2010, or (c) such number of shares of the Company’s common stock as may be established by the Board of Directors or the committee designated by the Board. If stockholders approve the amended and restated ESPP, a maximum of 6,000,000 shares of the Company’s common stock may be issued under the ESPP after the date of the Annual Meeting and the “evergreen” feature of the plan will terminate (that is, this share limit will not increase on January 1, 2011).

Participation in the ESPP is also subject to the following limits:

•	A participant cannot contribute less than 1% or more than 15% of his or her compensation to the purchase of stock under the ESPP in any one payroll period.

•	A participant cannot purchase more than 2,500 shares of the Company’s common stock under the ESPP with respect to any one Accumulation Period.

•

A participant cannot purchase more than $25,000 of stock (valued at the start of the applicable Offering Period and without giving effect to any discount reflected in the purchase price for the stock) under the ESPP in any one calendar year.

•

A participant will not be granted a purchase right under the ESPP if it would cause the participant to own stock and/or hold outstanding options to purchase stock representing 5% or more of the total combined voting power or value of all classes of stock of the Company or one of its subsidiaries or to the extent it would exceed certain other limits under the U.S. Internal Revenue Code (the “Code”).

The Company has the flexibility to change the 1% and 15% contribution limits and the individual share limits referred to above from time to time without stockholder approval. However, the Company cannot increase the aggregate-share limit under the ESPP, other than to reflect stock splits and similar adjustments as described below, without stockholder approval. The $25,000 and the 5% ownership limitations referred to above are required under the Code.

Antidilution Adjustments.    As is customary in stock incentive plans of this nature, the number and kind of shares available under the ESPP, as well as ESPP purchase prices and share limits, are subject to adjustment in the case of certain corporate events. These events include dividends, exchanges of stock, combinations or consolidations, recapitalizations, spin-offs and similar occurrences.

Corporate Reorganization.    The ESPP provides that, immediately prior to the consummation of a merger, consolidation or reorganization of the Company, or the sale, transfer or other disposition of all or substantially all of the Company’s assets or the complete liquidation or dissolution of the Company (a “Corporate Reorganization”) or any other event that the Company does not survive or does not survive as a publicly-traded company in respect of its stock, the Board of Directors has discretionary authority to provide for the termination of the ESPP, the an early end to the Offering Period then in progress (with each participant’s plan account used to purchase shares of the Company’s common stock in accordance with the ESPP at that time), or the assumption of the plan by the surviving corporation or its parent in the Corporate Reorganization.

Termination of Participation.    A participant’s election to participate in the ESPP will generally continue in effect for all Offering Periods applicable to the participant until the participant files a new election that takes effect or the participant ceases to participate in the ESPP. A participant’s participation in the ESPP generally will terminate if, prior to the applicable Purchase Date, the participant ceases to be employed by the Company or one of its participating subsidiaries or the participant is no longer scheduled to work more than five months per calendar year or more than 20 hours per week.

If a participant’s ESPP participation terminates, he or she will no longer be permitted to make contributions to the ESPP for that Offering Period and, subject to limited exceptions, his or her purchase right for that Offering Period will automatically terminate and his or her ESPP account balance will be paid to him or her in cash without interest. However, a participant’s termination from participation will not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.

Transfer Restrictions.    A participant’s rights with respect to purchase rights or the purchase of shares under the ESPP, as well as contributions credited to his or her ESPP account, may not be assigned, transferred, pledged or otherwise disposed of in any way except by will or the laws of descent and distribution.

Administration.    The ESPP is administered by the Board of Directors or by a committee appointed by the Board of Directors. The Board has appointed the Compensation Committee of the Board as the administrator of the ESPP. The administrator has full power and discretion to adopt, amend or rescind any rules and regulations for carrying out the ESPP and to construe and interpret the ESPP. Decisions of the ESPP administrator with respect to the ESPP are final and binding on all persons.

No Limit on Other Plans.    The ESPP does not limit the ability of the Board of Directors or any committee of the Board to grant awards or authorize any other compensation, with or without reference to the Company’s common stock, under any other plan or authority.

Amendments.    The Board of Directors or the committee appointed by the Board of Directors generally may amend, suspend or terminate the ESPP at any time and in any manner, with or without notice. Stockholder approval for an amendment to the ESPP will only be required to the extent necessary to meet the requirement of Section 423 of the Code or to the extent otherwise required by law or applicable stock exchange rules. The ESPP administrator also may, from time to time, without stockholder approval and without limiting the Board of Director’s amendment authority, designate those subsidiaries of the Company whose employees may participate in the ESPP.

Termination.    No new Offering Periods will commence under the ESPP on or after August 5, 2020, unless the Board of Directors terminates the ESPP earlier. The ESPP will also terminate earlier if all of the shares authorized under the ESPP have been purchased.

Federal Income Tax Consequences of the ESPP

Following is a general summary of the current federal income tax principles applicable to the ESPP. The following summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the U.S. Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local or international tax consequences.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the U.S. Internal Revenue Code. Participant contributions to the ESPP are made on an after-tax basis. That is, a participant’s ESPP contributions are deducted from compensation that is taxable to the participant and for which the Company is generally entitled to a tax deduction.

Generally, no taxable income is recognized by a participant with respect to either the grant or exercise of his or her ESPP purchase right. The Company will have no tax deduction with respect to either of those events. A participant will generally recognize income (or loss) only upon a sale or disposition of any shares that the participant acquires under the ESPP. The particular tax consequences of a sale of shares acquired under the ESPP depend on whether the participant has held the shares for a “Required Holding Period” before selling or disposing of the shares. The Required Holding Period starts on the date that the participant acquires the shares under the ESPP and ends on the later of (1) two years after the Grant Date of the Offering Period in which the participant acquired the shares, or (2) one year after the Purchase Date on which the participant acquired the shares.

If the participant holds the shares for the Required Holding Period and then sells the shares at a price in excess of the purchase price paid for the shares, the gain on the sale of the shares will be taxed as ordinary income to the participant to the extent of the lesser of (1) the amount by which the fair market value of the shares on the Grant Date of the Offering Period in which the participant acquired the shares exceeded the purchase price of the shares (calculated as though the shares had been purchased on the Grant Date), or (2) the gain on the sale of the shares. Any portion of the participant’s gain on the sale of the shares not taxed as ordinary income will be taxed as long-term capital gain. If the participant holds the shares for the Required Holding Period and then sells the shares at a price less than the purchase price paid for the shares, the loss on the sale will be treated as a long-term capital loss to the participant. The Company will not be entitled to a tax deduction with respect to any shares held by the participant for the Required Holding Period, regardless of whether the shares are eventually sold at a gain or a loss.

The participant has a “Disqualifying Disposition” if the participant disposes of the shares before the participant has held the shares for the Required Holding Period. If the participant sells the shares in a Disqualifying Disposition, the participant will realize ordinary income in an amount equal to the difference between the purchase price paid for the shares and the fair market value of the shares on the Purchase Date on which the participant acquired the shares, and the Company generally will be entitled to a corresponding tax deduction. In addition, if the participant makes a Disqualifying Disposition of the shares at a price in excess of the fair market value of the shares on the Purchase Date, the participant will realize capital gain in an amount equal to the difference between the selling price of the shares and the fair market value of the shares on the Purchase Date. Alternatively, if the participant makes a Disqualifying Disposition of the shares at a price less than the fair market value of the shares on the Purchase Date, the participant will realize a capital loss in an amount equal to the difference between the fair market value of the shares on the Purchase Date and the selling price of the shares. The Company will not be entitled to a tax deduction with respect to any capital gain realized by a participant.

Specific Benefits

The benefits that will be received by or allocated to eligible employees under the ESPP cannot be determined at this time because the amount of contributions set aside to purchase shares of the Company’s common stock under the ESPP (subject to the limitations discussed above) is entirely within the discretion of each participant. If the amended and restated version of the ESPP had been in effect for fiscal 2010, we do not expect that the number of shares purchased by participants in the plan during that year would have been materially different than the number of shares purchased as set forth in the table below.

The closing price of a share of the Company’s common stock as of July 16, 2010 was $3.12 per share.

Aggregate Past Purchases Under the Employee Stock Purchase Plan

Name	Aggregate Number of Shares Purchased Under the Plan in the Fiscal Year Ended May 2, 2010	Aggregate Number of Shares Purchased Under the Plan in All Completed Accumulation Periods
Named Executive Officers:
Rajeev Madhavan	0	0
Peter S. Teshima	5,000	23,103
Roy E. Jewell	5,000	25,393
Bruce Eastman	0	0
Total for All Current Executive Officers (3 persons):	10,000	48,496

Non-Executive Director Group:
Kevin C. Eichler	0	0
Govind Kizhepat	0	0
Susumu Kohyama	0	0
Timothy Ng	0	0
Thomas M. Rohrs	0	0
Chester J. Silvestri	0	0
Each other person who has received 5% or more of the options, warrants or rights under the Purchase Plan	0	0
All employees, including all current officers who are not executive officers or directors, as a group	2,345,171	9,554,888
Total	2,355,171	9,603,384

Messrs. Madhavan and Eichler are each nominees for re-election as a director at the Annual Meeting.

Equity Compensation Plan Information

For a description of the equity compensation plans maintained by the Company, see the table below under the heading, “Equity Compensation Plan Information.”

Required Vote

The Board of Directors believes that approval of the amended and restated version of the ESPP will promote the interests of the Company and its stockholders and will help the Company and its subsidiaries continue to be able to attract, retain and reward persons important to our success.

All of the Company’s executive officers (including the Named Executive Officers other than Mr. Madhavan) are eligible to participate in the ESPP and thus have a personal interest in the approval of the ESPP. However, members of the Board of Directors who are not employees of the Company or its participating subsidiaries are not eligible to participate in the ESPP.

Approval of the amended and restated version of the ESPP requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDED AND RESTATED VERSION OF THE EMPLOYEE STOCK PURCHASE PLAN AS DESCRIBED ABOVE AND SET FORTH IN EXHIBIT B HERETO.

PROPOSAL NO. 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed the firm of Grant Thornton LLP (“GT”), independent registered public accounting firm, to audit Magma’s financial statements for the fiscal year ending May 1, 2011, and the Board of Directors has submitted this selection to the stockholders for ratification. Representatives of GT are expected to be present at the Annual Meeting, where they will have an opportunity to make a statement and to respond to appropriate questions.

Audit and Non-Audit Fees

The following table provides fees paid by the Company for professional services rendered by GT for the fiscal years ended May 2, 2010 and May 3, 2009.

	Fiscal 2010	Fiscal 2009(1)
Audit Fees	$1,616,374	$2,223,915
Audit-Related Fees	—	—
Tax Fees	4,836	354,230
All Other Fees	—	—

Total Fees	$1,621,210	$2,588,145

(1)	Amounts provided in the table for 2009 include approximately $90,905 and $31,444 for Audit Fees and Tax Fees, respectively, that were not included in the table included in our proxy statement for our 2009 annual meeting of stockholders because of a change in the estimate provided by our independent registered public accountants for such services.

Audit Fees were for professional services rendered for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, review of the interim consolidated financial statements included in quarterly reports on Form 10-Q and services that are normally provided by independent registered public accountants in connection with statutory and regulatory filings or engagements.

Tax Fees were for professional services for federal, state and international tax compliance, tax advice and tax planning.

All audit services, audit related services, tax services and other services provided by GT were pre-approved by the Audit Committee, or were pre-approved by the Audit Committee Chair and later ratified by the Audit Committee, in accordance with the rules and regulations of the SEC.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy regarding the pre-approval of audit and non-audit services to be provided by our independent registered public accounting firm. The policy requires that our independent registered public accounting firm seek pre-approval by the Audit committee of all audit and permissible non-audit services. The Audit committee has delegated to its Chair, Mr. Kevin C. Eichler, the authority to approve up to $50,000 in independent accountant services in the interim between Audit Committee meetings. The Chairman reports any decisions to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting for ratification.

Required Vote

Ratification of the appointment of the firm of Grant Thornton LLP as Magma’s independent registered public accountants for the fiscal year ending May 1, 2011 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. In the event ratification is not obtained, the Audit Committee will consider this fact in connection with its future selection of Magma’s independent registered public accountants.

The Board of Directors recommends a vote “FOR” ratification of Grant Thornton LLP as Magma’s independent registered public accountants.

MAGMA’S EXECUTIVE OFFICERS

The following paragraphs set forth the names of and certain information concerning the Company’s current executive officers:

Rajeev Madhavan, age 44, has served as our Chief Executive Officer and Chairman of the Board of Directors since our inception in 1997. Mr. Madhavan served as our President and Chief Executive Officer from inception until 2001. Prior to co-founding Magma, from 1994 until 1997, Mr. Madhavan founded and served as the President and Chief Executive Officer of Ambit Design Systems, Inc., an electronic design automation software company, later acquired by Cadence Design Systems, Inc., an electronic design automation software company.

Roy E. Jewell, age 55, has served as our President since 2001. Mr. Jewell has also served as our Chief Operating Officer since 2001. From 1999 to 2000, Mr. Jewell served as the Chief Executive Officer at a company he co-founded, Clarisay, Inc., a supplier of surface acoustic wave filters. From 1998 to 1999, Mr. Jewell was a member of the CEO Staff at Avant! Corporation, a provider of Software products for integrated circuit designs. From 1992 to 1998, Mr. Jewell was the President and Chief Executive Officer of Technology Modeling Associates, Inc., or TMA, subsequently acquired by Avant! Corporation. Prior to that time, Mr. Jewell served in various marketing positions at TMA.

Peter S. Teshima, age 52, has served as our Corporate Vice President, Finance and Chief Financial Officer since April 2006. He served as our Vice President, Finance from August 2004 to April 2006. As our Vice President, Finance, he managed Magma’s worldwide finance organization. From January 2003 to August 2004, he served as Chief Operating Officer and Chief Financial Officer for Hier Design, Inc., a provider of electronic design automation software targeted at the field programmable gate array market space. From February 2000 to December 2002, Mr. Teshima was Chief Financial Officer and Vice President of Finance and Administration at InTime Software, Inc., a provider of electronic design automation software. From November 1998 to January 2000, Mr. Teshima served as the Chief Financial Officer and Vice President of Finance and Administration of Cyclone Commerce, a provider of e-commerce and business to business software applications and products. From 1997 to 1998, Mr. Teshima served as Chief Financial Officer and Vice President of Finance and Administration of Avant! Corporation. Mr. Teshima’s prior experience includes serving as Chief Financial Officer at interHDL Inc., and High Level Design Systems.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of July 22, 2010 (the “Table Date”) as to shares of Magma’s common stock beneficially owned by: (i) each person who is known by Magma to own beneficially more than 5% of Magma’s common stock; (ii) each of the executive officers named in the “Summary Compensation Table”; (iii) each of Magma’s current directors; and (iv) all of Magma’s current directors and executive officers as a group. Unless otherwise stated below, beneficial ownership information is based solely upon information furnished by the respective stockholders in their filings with the SEC. Unless otherwise noted below, the address of each beneficial owner is c/o Magma Design Automation, Inc., 1650 Technology Drive, San Jose, California 95110. The percentage of common stock beneficially owned is based on 52,457,028 shares outstanding as of the Table Date. Shares of common stock that may be issued pursuant to the exercise or conversion of options, warrants or convertible securities within 60 days of the Table Date are deemed to be issued and outstanding in calculating the percentage ownership of each of those stockholders possessing such interest, but not for any other stockholders.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Common Stock Beneficially Owned
5% Stockholders:
Andreas Bechtolsheim (2)	3,671,446	7.0%
Highbridge International LLC (3)	4,722,222	9.0%
S Squared Technology, LLC (4)	4,176,100	8.0%
FMR LLC (5)	6,691,794	12.8%
Credit Suisse AG (6)	3,483,313	6.6%

Named Executive Officers and Directors:
Rajeev Madhavan (7)	2,675,730	4.9%
Roy E. Jewell (8)	1,600,033	3.0%
Peter S. Teshima (9)	537,890	1.0%
Bruce Eastman (10)	0	*
David Sugishita	0	*
Kevin C. Eichler (11)	253,333	*
Govind Kizhepat	0	*
Susumu Kohyama (12)	123,333	*
Thomas M. Rohrs (13)	243,366	*
All current directors and executive officers as a group (8 persons) (14)	5,433,685	9.6%

*	Amount represents less than 1% of the outstanding shares of Magma’s common stock.
(1)	To Magma’s knowledge, other than as described below, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to this table.
(2)	This information was obtained from a Schedule 13G filed with the SEC on February 16, 2010. Mr. Bechtolsheim’s address is 897 Lakeshore Blvd., Incline Village, NV 89451.
(3)

This information was obtained from a Schedule 13G filed by Highbridge International LLC, Highbridge Capital Management, LLC and Glenn Dubin with the SEC on February 10, 2010. According to the filing, each of Highbridge International LLC, Highbridge Capital Management, LLC and Glenn Dubin have no voting power and shared dispositive power with respect to the same $8,500,000 aggregate principal amount of 6.00% Convertible Senior Notes due 2014, convertible into 4,722,222 shares. Highbridge Capital Management, LLC is the trading manager of Highbridge International LLC. Glenn Dubin is the Chief Executive Officer of Highbridge Capital Management, LLC. The address for Highbridge International LLC is c/o Harmonic Fund Services, The Cayman Corporate Centre, 4th Floor, 27 Hospital Road, Grand Cayman, Cayman Islands, British West Indies. The address for Highbridge Capital Management, LLC and Glenn Dubin is 40 West 57th Street, 33rd Floor, New York, New York 10019.

(4)	This information was obtained from a Schedule 13G filed by S Squared Technology, LLC (“SST”) and S Squared Technology Partners, L.P. (“SSTP”), Seymour L. Goldblatt and Kenneth A. Goldblatt with the SEC on February 10, 2010. SST and SSTP are registered investment advisers. Seymour Goldblatt is the President of each of SST and SSTP and owns a majority of the interests in SST. Kenneth Goldblatt owns a majority of the interests in SSTP. According to the filing, S Square Technology, LLC has sole voting and dispositive power with respect to 3,346,000 shares and S Square Technology Partners, L.P. has sole voting and dispositive power with respect to 830,100 shares. Seymour Goldblatt and Kenneth Goldblatt have sole voting and dispositive power with respect to the same 4,176,100 shares. The address of the entities is 515 Madison Avenue, New York, NY 10022.
(5)	This information was obtained from a Schedule 13G filed jointly by FMR LLC and Edward C. Johnson 3d with the SEC on February 16, 2010. Edward C. Johnson 3d is the Chairman of FMR LLC. According to the filing, FMR LLC has sole voting power with respect to 658,894 shares and each reported sole dispositive power with respect to the same 6,046,094 shares. Each also reported shared voting and dispositive power with respect to all 6,691,794 shares.
(6)	This information was obtained from a Schedule 13G filed with the SEC on February 16, 2010. Credit Suisse AG reported shared voting and dispositive power with certain of its subsidiaries with respect to 3,483,313 shares. Credit Suisse AG’s address is Uetlibergstrasse 231, P.O. Box 900, CH 8070 Zurich , Switzerland.
(7)	Includes 1,642,975 shares issuable upon exercise of stock options within 60 days of the Table Date and 49,091 restricted stock units releasable within 60 days of the Table Date. Also includes 938,251 shares held by the Madhavan Living Trust UAD 10/29/1998. Mr. Madhavan and his spouse, Geetha Madhavan, are trustees of the Madhavan Living Trust UAD 10/29/1998.
(8)	Includes 1,450,225 shares issuable upon exercise of stock options within 60 days of the Table Date and 49,091 restricted stock units releasable within 60 days of the Table Date. Also includes 100,717 shares currently held in a margin account. A portion of such shares are currently pledged as collateral for an outstanding extension of credit against this account.
(9)	Includes 442,708 shares issuable upon exercise of stock options within 60 days of the Table Date and 24,266 restricted stock units releasable within 60 days of the Table Date.
(10)	Mr. Eastman terminated from the company on 12/2/09.
(11)	Includes 243,333 shares issuable upon exercise of stock options within 60 days of the Table Date.
(12)	Includes 113,333 shares issuable upon exercise of stock options within 60 days of the Table Date.
(13)	Includes 233,366 shares issuable upon exercise of stock options within 60 days of the Table Date.
(14)	Includes 4,125,940 shares issuable upon exercise of stock options within 60 days of the Table Date and 122,448 restricted stock units releasable within 60 days of the Table Date.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This section contains a discussion of the material elements of compensation awarded to, earned by or paid to our principal executive officer, our principal financial officer, and our three other most highly compensated executive officers who were serving as executive officers during fiscal 2010. These individuals are listed in the Summary Compensation Table on page 36 below and are referred to as the “Named Executive Officers” in this Proxy Statement. As noted below, Bruce Eastman resigned from his position as our Vice President, Worldwide Field Operations, effective as of December 2, 2009.

Magma’s current executive compensation programs are determined and approved by the Compensation and Nominating Committee. None of the Named Executive Officers is a member of the Compensation and Nominating Committee. As contemplated by its charter, the Compensation and Nominating Committee may consider the Chief Executive Officer’s and President’s recommendations regarding the corporate goals and objectives, performance evaluations and compensatory arrangements for Magma’s executive officers other than the Chief Executive Officer and President. These recommendations are circulated to the Compensation and Nominating Committee in advance of their annual meeting at which the compensation of the Named Executive Officers is reviewed and determined. However, the Compensation and Nominating Committee is not bound by and does not always accept the Chief Executive Officer and President’s recommendations. Magma’s other executive officers, including the Named Executive Officers other than the Chief Executive Officer and President, do not currently have any role in determining or recommending the form or amount of compensation paid to the Named Executive Officers and other senior executive officers.

The Named Executive Officers and other employees, including the VP of Human Resources, sometimes attend the Compensation and Nominating Committee’s meetings. While the Named Executive Officers are present, the officers update the Compensation and Nominating Committee on the Company’s current compensation practices for all employees, including the executive officers, present the Compensation and Nominating Committee with proposals related to compensation of executive officers, and discuss other compensation matters covered by the Compensation and Nominating Committee’s charter. However, the Named Executive Officers are not present when certain matters of executive compensation are discussed, including their individual compensation. The Compensation and Nominating Committee holds executive sessions which only outside Board and Committee members are permitted to attend. In carrying out its responsibilities, the Compensation and Nominating Committee may consult with the VP of Human Resources or a compensation consultant as it determines appropriate with respect to executive compensation matters.

Executive Compensation Program Objectives and Overview

Magma’s current executive compensation programs are intended to achieve three fundamental objectives: (1) attract, retain and motivate qualified executives; (2) hold executives accountable for performance; and (3) align executives’ interests with the interests of our stockholders. In structuring our current executive compensation programs, we are guided by the following basic philosophies:

•

Competition.    Magma should provide competitive compensation opportunities to promote financial and operational success by attracting, motivating and facilitating the retention of key employees with outstanding talent and ability.

•	Pay for Performance. A substantial portion of compensation should be tied to company and individual performance.

•

Alignment with Stockholder Interests.    A substantial portion of compensation should be tied to Magma’s performance for its stockholders. The equity compensation component is an important and significant aspect of our executive compensation program.

As described in more detail below, the material elements of our current executive compensation programs for Named Executive Officers consist of a combination of a base salary, an annual cash incentive opportunity and a long-term equity incentive opportunity.

We believe that each element of our executive compensation program helps us to achieve one or more of our compensation objectives and that the relative mixture of executive compensation program elements helps us to achieve all of our compensation objectives. The table below lists each material element of our current executive compensation program and the compensation objective or objectives that it is designed to achieve.

Compensation Element	Compensation Objectives Designed to be Achieved
Base Salary	• Attract, retain and motivate qualified executives
Annual Cash Incentive Opportunity	• Hold executives accountable for annual performance • Align executives’ interests with those of stockholders • Attract, retain and motivate qualified executives
Long-Term Equity Incentives	• Align executives’ interests with those of stockholders • Hold executives accountable for long-term performance • Attract, retain and motivate qualified executives

Employment, Separation and Change of Control Arrangements	• Attract, retain and motivate qualified executives

Retirement benefits provided under a 401(k) plan and generally available benefit programs	• Attract, retain and motivate qualified executives

As illustrated by the table above, base salaries are primarily intended to attract, retain and motivate qualified executives. Unlike the other elements of our current executive compensation program, the amount of each executive’s base salary in a given year is not variable and dependent on performance (although base salary amounts and benefits determined by reference to base salary may change from year to year depending on performance, among other things). We believe that in order to attract, retain and motivate top-caliber executives, we need to provide executives with compensation levels that reward their continued service. We do so by providing our executives with base salaries that are competitive with base salaries provided for similarly situated executives in the high technology industry generally. We believe that in order to attract and retain top executives, we need to provide them with compensation levels that reward their continued service. Each Named Executive Officer’s base salary is paid out on a short-term or current basis.

Annual cash incentive opportunities and long-term equity incentives are the elements of our executive compensation program that are designed to reward performance and thus the creation of stockholder value. Our annual cash incentive opportunity is primarily intended to hold executives accountable for annual performance, although we also believe it aligns executives’ interests with those of our stockholders and helps us attract, retain and motivate executives. Our long-term equity incentives are primarily intended to align executives’ interests with those of our stockholders, although we believe they also help hold executives accountable for long-term performance and help us attract, retain and motivate executives. Each Named Executive Officer’s annual bonus opportunity is paid out on an annual short-term basis and is designed to reward performance for that period. Long-term equity incentives are generally paid out or earned on a longer-term basis and are designed to reward performance over one or more years. The Compensation and Nominating Committee approved executive compensation arrangements that resulted in approximately 70% each Named Executive Officer’s total direct compensation being incentive compensation tied directly to stockholder value creation, with base salary constituting the balance of his fiscal 2010 total direct compensation. (As used in this discussion, “total direct compensation” means the aggregate amount of the executive’s base salary, annual incentive bonus, and long-term equity incentive awards based on the grant date fair value of such awards as determined under the accounting principles used in the Company’s financial reporting.

The individual compensation elements are intended to create a total compensation package for each Named Executive Officer that we believe achieves our compensation objectives and provides competitive compensation opportunities relative to similarly situated executives in the high technology industry included in the Radford Survey mentioned below. Magma, on behalf and at the direction of the Compensation and Nominating Committee, has regularly retained the services of compensation consultants. These consultants have been retained solely for the purposes of providing the Compensation and Nominating Committee with an independent review of competitive executive compensation and expert advice on best practices. For fiscal 2009, on behalf of the Compensation and Nominating Committee, Magma retained the consulting firm of J. Richard & Co. to review and provide recommendations for the total compensation package of its Named Executive Officers. As part of the compensation review, J. Richard & Co. did not examine data specific to any identified companies but rather analyzed compensation from the Radford Survey specific to the Software Product/Services and the technology industry resulting from a combination of three categories: (1) Software Product/Services under $200 million in Revenue; (2) Software Product/Services $200 million to $1 billion in revenue; and (3) all technology companies $200 million to $499 million in revenue.

For fiscal 2010, Magma and the Compensation and Nominating Committee decided not to retain any compensation consultant to assist the committee with its review of executive compensation. Because the information presented in the Radford Survey mentioned above was based on fiscal 2008 data and does not reflect changes in executive compensation generally as a result of the overall global economic downturn that has occurred following the time the survey was originally compiled, the Compensation and Nominating Committee determined that it was appropriate to use the survey data and analysis provided by J. Richard & Co. in fiscal 2009 as general background data and information for purposes of reviewing executive compensation for fiscal 2010. However, the Compensation and Nominating Committee does not “benchmark” executives’ compensation at any particular level in comparison to market data and uses its own subjective judgment and knowledge of the industry to determine the compensation level for the Named Executive Officers.

Current Executive Compensation Program Elements

Base Salaries

As discussed above, Magma provides base salaries to its Named Executive Officers and other employees primarily to attract, retain and motivate qualified individuals. Base salaries offer employees, including our Named Executive Officers, a predictable benefit amount as compensation for the individual’s continued service throughout the year. The Compensation and Nominating Committee generally reviews the base salaries for each Named Executive Officer shortly before or after the end of our preceding fiscal year to set base salaries for the upcoming fiscal year. During the third quarter of fiscal 2009, in support of the Company’s cost-reduction activities, the Company instituted salary reductions for the Named Executive Officers. The Company determined that the salary reductions were appropriate and necessary in light of the Company’s cost-reduction activities and economic conditions, regardless of whether the reductions resulted in base salaries falling below the usually targeted range.

For fiscal 2010, the Compensation and Nominating Committee decided to retain the reduced fiscal 2009 base salary levels based on its subjective assessment of the Company’s overall financial position and the market generally. Base salary levels for each of the Named Executive Officers for fiscal 2010 were as follows:

Named Executive Officer	Fiscal 2010 Annual Base Salary ($)
Rajeev Madhavan	408,000
Roy E. Jewell	408,000
Peter S. Teshima	256,000
Bruce Eastman (1)	240,000

(1)	Mr. Eastman’s employment with the Company terminated effective as of December 2, 2009.

Annual Cash Incentive Award

As described above, our annual cash incentive opportunity is primarily intended to reward executives for achieving key operational and financial goals that we believe will provide the foundation for creating longer-term stockholder value, and we also believe it aligns executives’ interests with those of our stockholders and helps us attract, retain and motivate executives. The annual cash incentive opportunity is designed to reward the contribution of the Named Executive Officers toward the achievement of key corporate objectives. The Compensation and Nominating Committee generally establishes each Named Executive Officer’s target annual bonus and the overall bonus structure and mechanics for the upcoming fiscal year shortly before or after the end of our preceding fiscal year.

In April 2009, the Compensation and Nominating Committee adopted the 2010 Bonus Plan. The Compensation and Nominating Committee set each Named Executive Officer’s target bonus for fiscal 2010 as a percentage of his base salary. Each Named Executive Officer’s target bonus percentage was generally determined by reference to comparable bonus opportunities in effect for similarly situated executives in the high technology industry included in the Radford Survey mentioned above, the comparable bonus targets reported from published surveys including the Radford Survey, internal comparability with percentage targets of other executives and the Compensation and Nominating Committee’s subjective assessment of the executive’s level of responsibility, experience and knowledge. The fiscal 2010 target bonuses for Messrs. Madhavan and Jewell were set at 100% of their respective base salaries and the fiscal 2010 target bonus for Mr. Teshima was set at 60% of his base salary. (As noted below, Mr. Eastman’s employment with Magma terminated during fiscal 2010.) For each executive, the target bonus level for fiscal 2010 was the same as the target bonus level for fiscal 2009.

The Named Executive Officers’ receipt of the annual bonuses for fiscal 2010 was dependent on the Company’s achievement of specific financial and operational performance goals. The Compensation and Nominating Committee determined that, for purposes of the 2010 Bonus Plan, the target performance levels for fiscal 2010 would be revenue of $123 million, earnings per share of $0.05, and operating margin of 7%, as well as the level of expected future revenues from sales booked during the fiscal year. For these purposes, operating margin and earnings per share are determined on a non-GAAP basis. Non-GAAP operating margin and non-GAAP earnings per share consisted of GAAP operating loss and GAAP net loss per share excluding charges for stock-based compensation, amortization of intangibles, restructuring charges, acquisition related charges, and certain other significant expenses that are non-recurring or not operating costs of its core business. The bookings goal was set at a level the Compensation and Nominating Committee believed would be challenging to achieve based on the historical performance of Magma and due to the highly competitive nature of the electronic design automation industry, low industry growth rates, and fast changing technology. The Compensation and Nominating Committee selected these performance measures for the 2010 Bonus Plan because it views bookings, revenue, earnings per share and operating margin as the metrics that most accurately measure the Named Executive Officers’ contribution to the Company’s performance during the year and the metrics most closely correlated to growth in stockholder value. In addition, the Compensation and Nominating Committee has discretion under the 2010 Bonus Plan to adjust the amount of the bonus payable to each Named Executive Officer based on the committee’s subjective assessment of the individual executive’s performance during the fiscal year.

The Compensation and Nominating Committee does not rely on any specific formula in determining the bonus amounts payable to the Named Executive Officers. At the end of the fiscal year, the Compensation and Nominating Committee reviews the Company’s actual performance with reference to the target goals identified above and, based in its subjective assessment, determines whether the goals have been met, exceeded or not achieved. The bonus amounts payable to the Named Executive Officers are based on the Compensation and Nominating Committee’s subjective assessment of the Company’s actual performance levels as compared with the target goals, as well as the committee’s subjective assessment of the individual executive’s performance during the fiscal year.

At the end of the fiscal year, the Compensation and Nominating Committee determined that revenue was $123 million, earnings per share was $0.17, and operating margin was 11% and, accordingly, determined that each of the performance goals for the 2010 Bonus Plan had been achieved. In addition, the Compensation and Nominating Committee considered Mr. Madhavan’s efforts during fiscal 2010 in helping to increase the Company’s sales and bookings and his leadership role in the Company’s debt restructuring and product development initiatives. The Compensation and Nominating Committee also considered Mr. Teshima’s efforts during fiscal 2010 for his leadership role in helping to improve the Company’s balance sheet, access to capital, debt restructuring and overall financial performance. The Compensation and Nominating Committee determined in its judgment that Mr. Madhavan would be awarded 120% of his target bonus, Mr. Jewell was awarded 100% of his target bonus, and Mr. Teshima was awarded 167% of his target bonus.

Long-Term Equity Incentive Awards

Magma’s policy is that the long-term compensation of its Named Executive Officers and other executive officers should be directly linked to the value provided to our stockholders. For this reason, equity compensation constitutes an important and significant portion of our Named Executive Officers’ compensation. The Compensation and Nominating Committee bases its award grants to executives each year on its subjective assessment of a number of factors, including:

•	the executive’s position with Magma and total compensation package;

•	the executive’s performance of his or her individual responsibilities;

•	the executive’s ability to contribute to Magma’s ongoing efforts to create value for stockholders;

•	the value of the executive’s outstanding (unvested) equity;

•	the equity participation levels of comparable executives at comparable companies; and

•	the executive’s contribution to the success of Magma’s financial performance.

In addition, the size, frequency and type of long-term incentive grants may be determined on the basis of the accounting impact and potential dilution effects of the grants and a desire that a substantial portion of each executive’s annual compensation opportunity should be “at risk” based on individual and Magma performance.

While stock options were the primary form of equity compensation for our Named Executive Officers in years prior to fiscal 2009, the Company’s current practice is to make annual grants to our Named Executive Officers using the compensation principles described below. However, the Compensation and Nominating Committee retains discretion to grant options or other types of equity awards to the executives. As described below, each of the Named Executive Officers other than Mr. Eastman received a retention stock option grant during fiscal 2010.

The restricted stock units and stock options granted to the Named Executive Officers during fiscal 2010 are intended to provide additional long-term incentives for executives to create value for our stockholders as well as retention incentives. Stock options serve as a valuable form of incentive compensation in the sense that the Named Executive Officers do not receive any benefit with respect to the stock option unless the Company’s stock price increases following the date of grant (because the exercise price of the option is generally equal to the closing price of a share of our common stock on the date of grant). Restricted stock units are designed both to link the Named Executive Officers’ interests with those of our stockholders as the restricted stock unit’s value is based on the value of our common stock and to provide a long-term retention incentive for the vesting period of the award as they generally have value regardless of stock price volatility. Stock options and restricted stock unit awards granted to our Named Executive Officers typically vest in a series of installments over a four- or three-year vesting period beginning with the date of grant. We believe this multiyear vesting period provides an incentive for the Named Executive Officers to remain in our employ, and also focuses the Named Executive Officers on the long-term performance of our company for the benefit of our stockholders. We believe our equity grant program helps to create a long-term incentive for the Named Executive Officers and strikes an appropriate balance between the interests of Magma, our stockholders and the individual Named Executive Officers in terms of the incentive, value creation and compensatory aspects of these equity awards.

The Compensation and Nominating Committee has established general guidelines to determine the size of each Named Executive Officer’s stock option and restricted stock unit awards. These guidelines are re-examined on an annual basis by the Compensation and Nominating Committee, and take into account the Compensation and Nominating Committee’s subjective assessment of various factors such as the Named Executive Officer’s responsibility level, a comparison with comparable awards made to similarly situated executives in the high technology industry as reported in the Radford Survey mentioned above, our long-term objectives for maintaining and expanding technological leadership through product development and growth, our expected performance, individual performance and contributions during the prior fiscal year, the Named Executive Officer’s existing holdings of shares of our common stock, unvested stock options and other equity awards, and the number and value of shares previously sold (including the amount realized to date from stock options previously exercised). We do not assign any particular weighting to any of these factors, and the Compensation and Nominating Committee may consider any one or more of these factors in establishing the equity grant guidelines for each position as it deems appropriate.

The number of stock options and restricted stock units granted to each of the Named Executive Officers in fiscal 2010 are as follows:

Named Executive Officer	Options (#)	Restricted Stock Units (#)
Rajeev Madhavan	175,000	125,000
Roy E. Jewell	175,000	125,000
Peter S. Teshima	75,000	60,000
Bruce Eastman	—	—

In making these grants to the Named Executive Officers, the Compensation and Nominating Committee followed the established general guidelines described above to determine the size of each Named Executive Officer’s awards. The grants of restricted stock units were made as part of our annual equity incentive program. In addition, the Compensation and Nominating Committee determined that it would be appropriate to grant each of the Named Executive Officers (other than Mr. Eastman) a stock option in October 2009 based on its subjective assessment of the performance of each executive and the Company as a whole in fiscal 2009 and taking into consideration that no bonuses were awarded to the Named Executive Officers for fiscal 2009.

The number of options and restricted stock units granted to each Named Executive Officer during fiscal 2010, and the grant-date fair value of these stock options and restricted stock units as determined under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (“ASC 718”)

for purposes of Magma’s financial statements, is presented in the “Grants of Plan-Based Awards in Fiscal 2010” table below. A description of the material terms of the stock options and restricted stock units granted to the Named Executive Officers during fiscal 2010 is presented in the narrative sections following the “Grants of Plan-Based Awards in Fiscal 2010” table below.

Employment, Separation and Change of Control Arrangements

The Compensation and Nominating Committee has approved various change of control and severance arrangements for its executive officers, including the Named Executive Officers. Magma believes that providing the Named Executive Officers with severance protections in the change of control context is appropriate and can play a valuable role in attracting and retaining key executive officers. Magma may from time to time consider the possibility of an acquisition by another company or other change of control. Magma recognizes that the Named Executive Officers may be concerned with the instability of their employment in the event of a change of control and that the possibility of a change of control of Magma may cause the Named Executive Officers to consider alternative employment opportunities. Magma believes that providing such individuals with cash severance benefits, equity vesting acceleration and other benefits in connection with a change of control and certain terminations of their employment thereafter will help to (i) secure their continued dedication and objectivity, notwithstanding the possibility, threat or occurrence of a change of control, and (ii) provide such individuals with an incentive to continue their employment and to motivate them towards maximizing the value of Magma upon a change of control for the benefit of its stockholders.

Employment and Severance Arrangements

In December 2008, the Compensation and Nominating Committee approved and authorized Magma to enter into employment and severance agreements (each, an “Employment and Severance Agreement”) with each of the Named Executive Officers, which provide for certain terms of employment with the Named Executive Officers, including certain severance protections. The Employment and Severance Agreements are described in further detail in the narrative following the Summary Compensation Table and under the heading “Potential Payments Upon Termination or Change in Control” section below.

Other Change of Control Arrangements

In addition to the benefits pursuant to the Employment and Severance Agreements (including any accelerated vesting of equity pursuant to such agreement), outstanding equity awards held by the Named Executive Officers are subject to additional acceleration of vesting in connection with a change of control transaction or certain subsequent terminations of employment in connection with a change of control pursuant to the terms of the 2001 Plan and the award agreements thereunder. If a change of control of Magma occurs, 25% of each Named Executive Officer’s then-outstanding and unvested stock options and restricted stock units (other than new hire grants) will become immediately vested and exercisable. If a Named Executive Officer’s employment is involuntarily terminated within the first year following the change of control transaction, an additional 50% of his then-outstanding and unvested stock options and restricted stock units (other than new hire grants) will generally become vested and exercisable. For these purposes, an involuntary termination includes a termination of the Named Executive Officer’s employment by Magma without cause or the occurrence of certain events that we have determined result in a constructive termination of the Named Executive Officer’s employment (as described in further detail in the “Potential Payments Upon Termination or Change of Control” section below).

280G Parachute Payments and Excise Taxes

Magma’s current policy is (i) not to pay Named Executive Officers any “gross ups” for parachute payment excise taxes under Section 4999 of the Internal Revenue Code, and (ii) to avoid losing its related tax deduction for any parachute payments under Section 280G of the Internal Revenue Code attributable to equity vesting acceleration. Therefore, any accelerated stock option or restricted stock unit vesting upon or following a change of control is subject to the 2001 Plan’s general parachute payment limitation. The parachute payment cap provides that if any payments under the 2001 Plan would be considered “parachute payments” under Section 280G of the Internal Revenue Code, the value of such payments will be reduced to the maximum amount that would permit Magma to preserve its full tax deduction for the awards. This parachute payment limitation may result in a reduced percentage of each Named Executive Officer’s unvested options or restricted stock units becoming vested and, if applicable, exercisable upon or following a change of control, and ensures that Magma will not lose its tax deduction for these awards.

Separation Agreement with Bruce Eastman

On December 2, 2009, Magma entered into a Separation Agreement and Mutual Release with Bruce Eastman (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Eastman’s employment at Magma ended on December 2, 2009 and, in exchange for a release of claims in favor of Magma, Mr. Eastman received the separation payments and benefits described in the “Potential Payments Upon Termination or Change of Control” section below. This agreement was negotiated with Mr. Eastman and the Compensation and Nominating Committee determined that these payments and benefits were appropriate in light of Mr.  Eastman’s service to Magma and to secure a release of claims in its favor.

Retirement Benefits under the 401(k) Plan and Generally Available Benefit Programs

In fiscal 2010, the Named Executive Officers were eligible to participate in Magma’s health and welfare programs that are generally available to other Magma employees, including medical, dental, vision, life, short-term and long-term disability, employee assistance, flexible spending, accidental death & dismemberment and certain other fringe benefit plans. In addition, Magma offers supplemental disability insurance to its executives, including the Named Executive Officers.

Magma also maintains a tax-qualified 401(k) Plan (the “401(k) Plan”), which is broadly available to Magma’s general employee population and effectively covers all Magma employees. Eligible employees may make voluntary contributions to the 401(k) Plan from their annual eligible compensation up to applicable regulatory limits. Magma is permitted to make contributions to the 401(k) Plan as determined by the Board of Directors. However, Magma has not made any contributions to the Plan. Magma also maintains an employee stock purchase plan (the “ESPP”), which is available to Magma’s employees generally and provides eligible employees with an opportunity to purchase, by means of payroll deductions, limited amounts of the Company’s common stock at a discount during periodic offering periods.

The 401(k) Plan, ESPP and other generally available benefit programs allow Magma to remain competitive, and Magma believes that the availability of such benefit programs enhances employee loyalty and productivity. The benefit programs are primarily intended to provide all eligible employees with competitive and quality healthcare, financial protection for retirement and enhanced health and productivity. These benefit programs typically do not factor into decisions regarding executive compensation packages.

Section 162(m) Policy

Section 162(m) of the Internal Revenue Code generally disallows public companies a tax deduction for compensation in excess of $1,000,000 paid to their chief executive officers and certain of their other executive officers unless certain performance and other requirements are met. Our intent generally is to design and administer executive compensation programs in a manner that will preserve the deductibility of compensation paid to our executive officers. However, we reserve the right to design programs that recognize a full range of performance criteria important to our success, even where the compensation paid under such programs may not be deductible. The Compensation and Nominating Committee will continue to monitor the tax and other consequences of our executive compensation program as part of its primary objective of ensuring that compensation paid to our executive officers is reasonable, performance-based and consistent with the goals of Magma and its stockholders. The Company does not believe that compensation paid to our executive officers currently exceeds or materially exceeds the limits under Section 162(m) of the Internal Revenue Code as described above.

The Compensation Committee Report on Executive Compensation and the Report of the Audit Committee of the Board of Directors that follow are required by the SEC. The information in these sections shall not be deemed to be incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference. In addition, this information shall not otherwise be deemed “soliciting material” or “filed” under these Acts.

COMPENSATION COMMITTEE

REPORT ON EXECUTIVE COMPENSATION

The Compensation and Nominating Committee has certain duties and powers as described in its charter. The Compensation and Nominating Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation and Nominating Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation and Nominating Committee of the

Board of Directors(1)

Thomas M. Rohrs (Chair)

Govind Kizhepat

(1)	Timothy Ng was formerly a member of the Compensation and Nominating Committee and resigned as a member of our Board of Directors effective as of February 23, 2010. Mr. Kizhepat was elected to our Board of Directors and appointed to the Compensation and Nominating Committee of our Board of Directors effective as of February 23, 2010. Chester Silvestri was formerly Chair of the Compensation and Nominating Committee and resigned as a member of our Board of Directors effective as of July 20, 2010. Mr. Rohrs succeeded Mr. Silvestri as Chair of the Committee.

SUMMARY COMPENSATION TABLE

The following table presents information concerning the total compensation paid to or earned by our Named Executive Officers during the fiscal years 2008 through 2010. No disclosure is provided for fiscal 2008 for those persons who were not Named Executive Officers in fiscal 2008.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
(a)	(b)	(c)		(d)	(e)	(f)		(g)	(i)	(j)
Rajeev Madhavan	2010	408,000			309,988	247,853		500,000	—	1,465,841
Chief Executive Officer	2009	468,159			848,738	227,720		—	—	1,544,617
	2008	475,000		—	—	1,385,790		265,050	—	2,125,840

Peter S. Teshima	2010	256,000			148,794	106,223		256,000	—	767,017
Corporate Vice President, Finance and Chief Financial Officer	2009	293,591		—	407,394	113,860		—	—	814,845
	2008	300,000		—	—	692,895		111,600	—	1,104,495

Roy E. Jewell	2010	408,000			309,988	247,853		408,000	—	1,373,841
President and Chief Operating Officer	2009	468,159		—	848,738	227,720		—	—	1,544,617
	2008	475,000		—	—	1,385,790		265,050	—	2,125,840

Bruce Eastman (4)	2010	141,818	(5)		—	20,000	(6)	—	111,606	273,424
Former Corporate Vice President, Worldwide Field Operations	2009	280,568		—	—	443,644		—	—	724,212

(1)	In accordance with recent changes in the SEC’s disclosure rules, the amounts reported in Columns (e) and (f) of the table above for fiscal 2010 reflect the fair value on the grant date of the stock awards and option awards, respectively, granted to our Named Executive Officers during fiscal 2010. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of the Company’s financial statements. For a discussion of the assumptions and methodologies used to value the awards reported in Column (e) and Column (f), please see the discussion of stock awards and option awards contained in Note 14—“Stock-Based Compensation” to Magma’s Consolidated Financial Statements as set forth in our Annual Report on Form 10-K for fiscal 2010 filed with the SEC. Under general accounting principles, compensation expense with respect to stock awards and option awards granted to our employees and directors is generally recognized over the vesting periods applicable to the awards. The SEC’s disclosure rules previously required that we present stock award and option award information for fiscal 2009 and 2008 based on the amount recognized during the corresponding year for financial statement reporting purposes with respect to these awards (which meant, in effect, that in any given year we could recognize for financial statement reporting purposes amounts with respect to grants made in that year as well as with respect to grants from past years that vested in or were still vesting during that year). However, the recent changes in the SEC’s disclosure rules require that we now present the stock award and option award amounts in the applicable columns of the table above with respect to fiscal 2009 and 2008 on a similar basis as the fiscal 2010 presentation using the grant date fair value of the awards granted during the corresponding year (regardless of the period over which the awards are scheduled to vest). Since this requirement differs from the SEC’s past disclosure rules, the amounts reported in the table above for stock award and option awards in fiscal 2009 and 2008 differ from the amounts previously reported in our Summary Compensation Table for these years. As a result, each Named Executive Officer’s total compensation amounts for 2009 and 2008 also differ from the amounts previously reported in our Summary Compensation Table for these years.
(2)	The amounts reported under the “Non-Equity Incentive Plan Compensation” column above reflect the amounts paid out under the Company’s annual bonus programs for executives. The material terms of the bonus plan for fiscal 2010 are described in more detail in the Compensation Discussion and Analysis section above under the heading, “Current Executive Compensation Program Elements—Annual Cash Incentive Award.”

(3)	The amounts reported under the “All Other Compensation” column above reflect payment of $61,606 of severance benefits and $50,000 of relocation benefits provided to Mr. Eastman upon his departure from the Company pursuant to the terms of his Separation Agreement. Mr. Eastman’s Separation Agreement is described in more detail under the heading “Potential Payments Upon Termination or Change in Control—Separation Agreement with Bruce Eastman.”
(4)	Mr. Eastman resigned as Magma’s Corporate Vice President, Worldwide Field Operations, effective as of December 2, 2009.
(5)	Represents salary paid to Mr. Eastman through his termination date of December 2, 2009.
(6)	In connection with Mr. Eastman’s termination of employment, he received three months’ acceleration of his then outstanding and unvested stock options.

Employment Agreements—Salary and Bonus Amounts

As discussed in the Compensation Discussion and Analysis section above under the heading “Current Executive Compensation Program Elements—Other Change of Control Arrangements,” on December 22, 2008, the Compensation and Nominating Committee approved and authorized Magma to enter into the Employment and Severance Agreements with each of the Named Executive Officers. Mr. Eastman’s employment with Magma terminated effective as of December 2, 2009 and, accordingly, is no longer entitled to the benefits pursuant to his Employment and Severance Agreement.

The Employment and Severance Agreements provide for an at-will employment relationship, terminable by Magma or the Named Executive Officer at any time. The Employment and Severance Agreements provide that the Board of Directors or the Compensation and Nominating Committee will review the Named Executive Officer’s base salary from time to time and may increase or decrease such base salary level. The Employment and Severance Agreements also provide that the Named Executive Officer is eligible to participate in Magma’s annual bonus incentive plan. In making its determination with respect to salary and bonus levels, the Compensation and Nominating Committee considers the factors discussed under the heading “Current Executive Compensation Program Elements” of the Compensation Discussion and Analysis above. The agreements also provide for the Named Executive Officers to participate in Magma’s employee benefit plans and executive compensation programs for key executive of the Company. Provisions of the Employment and Severance Agreements relating to post-termination of employment benefits are discussed below under the applicable sections of this Proxy Statement.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2010

The following table presents information concerning each grant of an award to a Named Executive Officer during fiscal 2010.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards:	All Other Option Awards:
		Threshold ($)	Target ($)	Maximum ($)	Number of Shares of Stock or Units (#)(2)	Number of Securities Underlying Options (#)(3)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
(a)	(b)	(c)	(d)	(e)	(i)	(j)		(k)	(l)
Rajeev Madhavan
Restricted Stock Unit	10/13/09				125,000	—		—	309,988
Stock Option	10/13/09				—	175,000		2.48	247,853
Annual Bonus	—	—	408,000	—	—	—		—	—
Peter S. Teshima
Restricted Stock Unit	10/13/09				60,000	—		—	148,794
Stock Option	10/13/09				—	75,000		2.48	106,223
Annual Bonus	—	—	153,600	—	—	—		—	—
Roy E. Jewell
Restricted Stock Unit	10/13/09				125,000	—		—	309,988
Stock Option	10/13/09				—	175,000		2.48	247,853
Annual Bonus	—	—	408,000	—	—	—		—	—
Bruce Eastman
Stock Option	12/2/09				—	7,500	(5)	7.00	35
Stock Option					—	12,500	(5)	1.00	17,821
	—	—		—	—	—		—	—

(1)	Reflects the target payment amounts that named executive officers may receive under the 2010 Bonus Plan, depending on performance against the metrics described in further detail under the heading Annual Cash Incentive Award of the Compensation Discussion and Analysis section above. There are no minimum or maximum payment amounts specified under the 2010 Bonus Plan. The actual payout is determined by the Compensation and Nominating Committee.
(2)	Stock awards granted to the Named Executive Officers were granted under our 2001 Stock Incentive Plan.
(3)	Stock options granted to the Named Executive Officers were granted under our 2001 Stock Incentive Plan.
(4)	Reflects the grant date fair value of each equity award computed in accordance with ASC 718. These amounts do not correspond to the actual value that will be recognized by the Named Executive Officers. For a discussion of the assumptions and methodologies used to calculate the amounts reported, please see footnote (1) to the Summary Compensation Table above.
(5)	Mr. Eastman’s employment with Magma terminated effective as of December 2, 2009 and he received three months’ acceleration of his then unvested stock options in connection with his termination. The value indicated is the incremental expense of the accelerated shares.

DESCRIPTION OF PLAN-BASED AWARDS

Non-Equity Incentive Plan Awards

The material terms of the non-equity incentive plan awards reported in the above table are described in the Compensation Discussion and Analysis section above under the heading “Current Executive Compensation Program Elements—Annual Cash Incentive Award.”

Equity Incentive Plan Awards

Each of the equity incentive awards reported in the above table was granted under, and is subject to, the terms of the 2001 Plan. The 2001 Plan is administered by the Compensation and Nominating Committee. The Compensation Committee has authority to interpret the plan provisions and make all required determinations under the plan. This authority includes making required proportionate adjustments to outstanding awards to reflect any impact resulting from various corporate events such as combinations, consolidations, recapitalizations or stock splits and making provision to ensure that any tax withholding obligations incurred in respect of awards are satisfied. Awards granted under the plan are generally only transferable to a beneficiary of a Named Executive Officer upon his death or, in certain cases, to family members for tax or estate planning purposes.

Under the terms of the 2001 Plan and the award agreements thereunder, awards outstanding under the plan upon the occurrence of a change in control of Magma may be subject to accelerated vesting as to a portion of the then unvested portion of the award. In addition, each Named Executive Officer may be entitled to certain accelerated vesting of his outstanding equity-based awards upon certain terminations of his employment with Magma in connection with a change in control. The terms of this accelerated vesting are described more fully in the Compensation Discussion and Analysis section above under the heading “Current Executive Compensation Program Elements—Other Change of Control Arrangements.”

Options

Each option reported in Column (j) of the table above was granted with a per-share exercise price equal to the fair market value of a share of our common stock on the grant date. For these purposes, and in accordance with the 2001 Plan and our option grant practices, the fair market value is equal to the closing price of a share of our common stock on the grant date.

Each option granted to our Named Executive Officers in fiscal 2010 is subject to a three-year vesting schedule, with the option vesting on a quarterly basis beginning May 4, 2009. Once vested, each option will generally remain exercisable until its normal expiration date. Each of the options granted to our Named Executive Officers in fiscal 2010 has a term of five years. However, vested options may terminate earlier in connection with a change in control transaction or a termination of the Named Executive Officer’s employment. Subject to any accelerated vesting that may apply in the circumstances, the unvested portion of the option will immediately terminate upon a termination of the Named Executive Officer’s employment. The Named Executive Officer will generally have seven days to exercise the vested portion of the option following a termination of his employment by us for cause. This period is extended to six months if the termination was a result of the Named Executive Officer’s death or total and permanent disability. The Named Executive Officer will generally have three months to exercise the vested portion of the option for all other termination of employment.

Restricted Stock Units

Each stock award reported in Column (i) of the table above represents an award of restricted stock units to the Named Executive Officers for fiscal 2010. Each restricted stock unit represents a contractual right to receive one share of our common stock. The units are subject to a three-year vesting schedule, with the units vesting on a quarterly basis beginning May 4, 2009. Subject to any accelerated vesting that may apply in the circumstances, the unvested portion of the stock units will immediately terminate upon a termination of the Named Executive Officer’s employment.

OUTSTANDING EQUITY AWARDS AT FISCAL 2010 YEAR-END

The following table presents information regarding the outstanding equity awards held by each of our Named Executive Officers as of May 2, 2010, including the vesting dates and portions of these awards that had not vested as of that date.

	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(7)
(a)		(b)	(c)		(e)	(f)	(g)		(h)
Rajeev Madhavan	9/29/00	300,000	—		11.55	9/29/2010	—		—
	9/4/01	42,857	—		6.416	9/4/2011	—		—
	1/16/03	60,000	—		7.70	1/16/2013	—		—
	7/23/03	250,000	—		16.57	7/23/2013	—		—
	4/28/04	60,000	—		20.08	4/28/2014	—		—
	2/7/05	60,000	—		13.47	2/7/2015	—		—
	6/8/05	120,000	—		8.54	6/8/2015	—		—
	5/2/06	254,286			7.85	5/2/2011	—		—
	4/5/07	231,250	68,750	(2)	12.09	4/5/2012	—		—
	12/22/08	133,333	266,667	(3)	1.00	12/22/2013	—		—
	10/13/09	43,750	131,250	(4)	2.48	10/13/14
	5/9/08	—	—		—	—	93,750	(5)	341,250
	10/13/09	—	—		—	—	93,750	(6)	341,250

Peter S. Teshima	8/22/05	46,594			9.20	8/22/2010	—		—
	5/2/06	200,000			7.85	5/2/2011	—		—
	4/5/07	115,625	34,375	(2)	12.09	4/5/2012	—		—
	12/22/08	66,666	133,334	(3)	1.00	12/22/2013	—		—
	10/13/09	18,750	56,250	(4)	2.48	10/13/14
	5/9/08	—	—		—	—	45,000	(5)	163,800
	10/13/09	—	—		—	—	45,000	(6)	163,800

Roy E. Jewell	1/16/03	42,500	0		7.70	1/16/2013	—		—
	5/14/03	18,107	0		7.00	5/14/2013	—		—
	7/23/03	125,000	0		16.57	7/23/2013	—		—
	4/28/04	60,000	0		20.08	4/28/2014	—		—
	2/7/05	60,000	0		13.47	2/7/2015	—		—
	6/8/05	120,000	0		8.54	6/8/2015	—		—
	5/2/06	528,786			7.85	5/2/2011	—		—
	4/5/07	231,250	68,750	(2)	12.09	4/5/2012	—		—
	12/22/08	133,333	266,667	(3)	1.00	12/22/2013	—		—
	10/13/09	43,750	131,250	(4)	2.48	10/13/14
	5/9/08	—	—		—	—	93,750	(5)	341,250
	10/13/09	—	—		—	—	93,750	(6)	341,250

Bruce Eastman (8)		—					—		—
							—		—

(1)	All exercisable options are currently vested.
(2)	Option vests in monthly installments over the 48-month period beginning April 2, 2007.

(3)	Option vests as to 12.5% of the award on the six-month anniversary of the grant date and in monthly installments thereafter.
(4)	Option vests in quarterly installments over the three-year period beginning May 4, 2009.
(5)	Units vest as to 25% of the award on each of December 22, 2009, 2010, 2011 and 2012.
(6)	Units vest in quarterly installments over the three-year beginning from May 4, 2009.
(7)	The dollar amounts show in this column are determined by multiplying (x) the number of unvested restricted stock units subject to the award by $3.64 (the closing price of a share of our common stock on April 30, 2010, the last trading day of fiscal 2010).
(8)	Mr. Eastman’s employment with Magma terminated effective as of December 2, 2009; his options were exercised or forfeited prior to the end of the fiscal year.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2010

The following table provides information with respect to option exercises and stock vested during fiscal 2010 for each named executive offer.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(1)	Value Realized on Exercise	Number of Shares Acquired on Vesting(2)	Value Realized on Vesting
(a)	(b)	($)(c)	(d)	($)(e)
Rajeev Madhavan	—	—	62,500	129,688
Peter S. Teshima	—	—	30,000	62,250
Roy E. Jewell	—	—	62,500	129,688
Bruce Eastman	58,333	$82,494	—	—

(1)	Pursuant to the terms of Mr. Eastman’s Separation Agreement, Mr. Eastman received three months of accelerated vesting as to his then unvested stock options, effective December 2, 2009. The dollar amount shown in column (c) is determined by multiplying (i) the number of shares of our common stock to which the exercise of the option related by (ii) the difference between the per-share closing price of our common stock on the date of the exercise and the exercise price of the options.
(2)	The dollar amount shown in column (e) is determined by multiplying (i) the number of shares of our common stock to which the vesting of the award related by (ii) the fair market value on the date of vesting.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following section describes the benefits that may become payable to the Named Executive Officers in connection with a termination of their employment with magma and/or a change in control of Magma.

Accelerated Vesting of Equity Awards in Connection with a Change in Control

As discussed in the Compensation Discussion and Analysis section above under the heading “Current Executive Compensation Program Elements—Other Change of Control Arrangements,” pursuant to the terms of the 2001 Plan and the award agreements thereunder, the Named Executive Officers may be entitled to accelerated vesting of their outstanding stock options and unvested stock awards in connection with a change in control or similar transaction. For options granted on or after October 22, 2003 (other than any initial hire-on grants), if a change in control of Magma occurs, 25% of each named executive officer’s unvested options and restricted stock units will become immediately vested and exercisable. Mr. Eastman is not entitled to such accelerated vesting because his employment with Magma terminated effective as of December 2, 2009. For a description of the severance benefits provided to Mr. Eastman upon the termination of his employment, please see the discussion under the heading “Separation Agreement with Bruce Eastman” below.

As discussed in the Compensation Discussion and Analysis section above under the heading “Current Executive Compensation Program Elements—280G Parachute Payments and Excise Taxes,” any accelerated stock option or restricted stock unit vesting upon or following a change of control of Magma is subject to the 2001 Plan’s general parachute payment limitation. The parachute payment cap provides that if any payments under the 2001 Plan would be considered “parachute payments” under Section 280G of the Internal Revenue Code, the value of such payments will be reduced to the maximum amount that would permit Magma to preserve its full tax deduction for the awards. This parachute payment limitation may result in a reduced percentage of each Named Executive Officer’s unvested options or restricted stock units becoming vested and, if applicable, exercisable upon or following a change of control, and ensures that Magma will not lose its tax deduction for these awards.

Employment and Severance Agreements

As discussed in the Compensation Discussion and Analysis section above under the heading “Current Executive Compensation Program Elements—Other Change of Control Arrangements,” on December 22, 2008, the Compensation and Nominating Committee approved and authorized Magma to enter into the Employment and Severance Agreements with each of the Named Executive Officers. Mr. Eastman’s employment with Magma terminated effective as of December 2, 2009 and, accordingly, is no longer entitled to the benefits pursuant to his Employment and Severance Agreement.

Pursuant to the Employment and Severance Agreements, if the Named Executive Officer’s employment with Magma terminates as a result of an “involuntary termination” other than for “cause” at any time within the period beginning three months prior to and ending twelve months after a “change of control” (as such terms are defined in the Employment and Severance Agreements), then the Named Executive Officer will be entitled to the following severance benefits:

•

a severance payment equal to the sum of (x) two times the Named Executive Officer’s base compensation for Magma’s fiscal year then in effect or, if greater, two times the Named Executive Officer’s base compensation for Magma’s fiscal year immediately preceding the termination date, plus (y) two times the Named Executive Officer’s target incentive for the fiscal year then in effect (or, if no target incentive is in effect for such year, the highest target incentive in the three preceding fiscal years);

•

accelerated vesting pursuant to which the unvested portion of any stock option or other equity awards held by the Named Executive Officer under Magma’s stock option plans and other equity compensation plans or instruments shall vest and become exercisable in full; and

•

a lump sum payment in an amount equivalent to the reasonably estimated cost the Named Executive Officer may incur to extend for a period of twenty four months medical coverage substantially similar to that enjoyed by the Named Executive Officer immediately prior to the termination of employment. The Named Executive Officer may use this payment, as well as any other payment made under the Employment and Severance Agreement, for such continuation coverage or for any other purpose. Such payment will be made on the date that is six months after the Named Executive Officer’s termination of employment.

For purposes of the Employment and Severance Agreements, an “involuntary termination” generally includes any of the following: (i) a termination of employment by Magma other than for cause or “disability” (as such term is defined in the Employment and Severance Agreement); (ii) a failure by Magma to cause the agreement to be assumed by any successor pursuant to the terms of the agreement; and (iii) the Named Executive Officer’s resignation for “good reason” (as such term is defined in the Employment and Severance Agreement), provided that a termination will not be considered for good reason unless the Named Executive Officer’s termination of employment occurs not later than twelve (12) months from the initial occurrence of such good reason, the Named Executive Officer has provided notice to Magma of the event constituting good reason within ninety (90) days of its initial occurrence, and Magma has had at least thirty (30) days to cure the good reason event and has failed to do so.

In the event the Named Executive Officer voluntarily resigns from Magma without good reason or if Magma terminates the Named Executive Officer’s employment for cause or due to the Named Executive Officer’s death or disability, the Named Executive Officer will not be entitled to any of the severance benefits described above, but may receive severance or other benefits to which he may be entitled under Magma’s then existing severance and benefits plans and policies at the time of such resignation or termination.

Other Severance Arrangements

In addition, we may from time to time provide severance payments and benefits to our Named Executive Officers and other employees in connection with their termination of employment, typically pursuant to separation agreements entered into at the time of termination of employment, as we did when Mr. Eastman left Magma in December 2009. For a description of the severance benefits provided to Mr. Eastman upon termination of his employment, please see “Separation Agreement with Bruce Eastman” below.

The following table provides information concerning the estimated payments and benefits that would have been provided to the following Named Executive Officers in the circumstances described above, assuming a change in control of Magma had occurred on May 2, 2010 (and, as applicable, the executive’s employment with Magma terminated under the circumstances described above on such date).

Name	Type of Benefit	Estimated Payments and Benefits(1)
		Upon a Change in Control ($)	Involuntary Termination Other Than For Cause or Voluntary Termination for Good Reason In Connection With a Change in Control ($)
Rajeev Madhavan	Salary	—	816,000
	Annual Incentive Bonus	—	816,000
	Vesting Acceleration (2)	384,683	1,538,732
	Continued Coverage of Employee Benefits (3)	—

	Total Termination Benefits:	384,683	3,170,732

Peter S. Teshima	Salary	—	512,000
	Annual Incentive Bonus	—	512,000
	Vesting Acceleration (2)	310,210	744,843
	Continued Coverage of Employee Benefits (3)	—

	Total Termination Benefits:	310,210	1,768,843

Roy E. Jewell	Salary	—	816,000
	Annual Incentive Bonus	—	816,000
	Vesting Acceleration (2)	384,683	1,538,732
	Continued Coverage of Employee Benefits (3)	—

	Total Termination Benefits:	384,683	3,170,732

(1)	Payments and benefits are estimated assuming that the triggering event took place on the last business day of fiscal 2010 (May 2, 2010), and the price per share of Magma’s common stock is the closing price on the Nasdaq Global Market as of April 30, 2010 ($3.64), which was the last trading day of fiscal 2010. There can be no assurance that a triggering event would produce the same or similar results as those estimated if such event occurs on any other date or at any other price, or if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different from what is presented in the above table.
(2)	Reflects the aggregate market value of unvested option grants and restricted stock units that would become vested under the circumstances. Aggregate market value for such stock options is computed by multiplying (i) the difference between $3.64 and the exercise price of the option by (ii) the number of shares underlying unvested options as of May 2, 2010. Aggregate market value for such restricted stock units is computed by multiplying (i) $3.64 by (ii) the number of shares underlying unvested restricted stock units as of May 2, 2010.
(3)	Assumes continued coverage of health coverage benefits at the same level of coverage provided for fiscal 2010.

Separation Agreement with Bruce Eastman

On December 2, 2009, Magma entered into a Separation Agreement and Mutual Release with Bruce Eastman (the “Separation Agreement”), which provided for the following severance benefits to Mr. Eastman in connection with his termination of employment with Magma: (i) a lump sum payment of $60,000; (ii) three months of Company-paid COBRA coverage; (iii) three months of accelerated vesting as to his then unvested stock options and restricted stock units; and (iv) extension of the post-termination exercise period for his outstanding options until March 2, 2010. In order to receive the severance benefits contemplated by the Separation Agreement, Mr. Eastman was required to execute and not revoke a release of claims in favor of the Company.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The ultimate responsibility for good corporate governance rests with the Board, whose primary roles are oversight, counseling and direction to Magma’s management in the best long-term interests of Magma and its stockholders. The Audit Committee of the Board of Directors has been established for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of Magma’s annual financial statements. The Audit Committee is made up solely of independent directors, as defined in the applicable Nasdaq and SEC rules. The Audit Committee operates under a written charter adopted and regularly reviewed by the Board, a copy of which is available at http://investor.magma-da.com/governance.cfm. The responsibilities of the Audit Committee, as reflected in its charter are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee is currently composed of three directors appointed by the Board, including two independent members determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules. Kevin C. Eichler and David Sugishita are the independent directors who have been determined to be audit committee financial experts. A description of Mr. Eichler’s and Mr. Sugishita’s experience is set forth above.

As more fully described in its charter, the Audit Committee acts in an oversight capacity and necessarily relies on the work and assurances of Magma’s management, which has the primary responsibility for internal controls and financial statements and reports. The Audit Committee also relies on the work and assurances of Magma’s independent registered public accountants, who are responsible for performing an independent audit of Magma’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. It is not the duty of the Audit Committee to plan or conduct audits or to determine that Magma’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Audit Committee has the ultimate authority and responsibility to select, compensate, evaluate, and when appropriate, replace Magma’s independent registered public accountants. The Audit Committee also has the authority to engage its own outside advisers, as it determines appropriate, apart from counsel or advisers hired by Magma’s management. In December 2005, the Audit Committee approved the appointment of Grant Thornton LLP (“GT”) to replace PricewaterhouseCoopers LLP as Magma’s independent registered public accountants.

In performing its functions and responsibilities, the Audit Committee reviewed and discussed with management and GT Magma’s audited financial statements as of and for the fiscal year ended May 2, 2010. The Audit Committee also discussed with GT the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (“Communication with Audit Committees”), as adopted by the Public Company Accounting Oversight Board, and received the written disclosures and a letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding GT’s communications with the Audit Committee concerning independence. The Committee’s review with management and the accountants included a discussion of the quality, not merely the acceptability, of Magma’s accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosure in Magma’s financial statements and public reports, including the disclosure related to critical accounting estimates. Based upon these reviews and discussions, and the report of the independent registered public accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Magma’s Annual Report on Form 10-K for the fiscal year ended May 2, 2010.

The Committee also discussed with GT the independence of the firm and the potential for conflicts of interest. In accordance with Audit Committee policy and the requirements of law, all services to be provided by GT are pre-approved by the Audit Committee, or are pre-approved by the Audit Committee Chair and later ratified by the Committee. Pre-approval applies to audit services, audit-related services, tax services and other services. The law prohibits a publicly-traded company from obtaining certain non-audit services from its auditing firm. Magma obtains these services from service providers other than GT as needed.

Audit Committee of the Board of Directors

Kevin C. Eichler (Chair)

Thomas Rohrs

David Sugishita*

*	Mr. Sugishita joined the Audit Committee in July 2010 upon his appointment to the Board and replaced Mr. Silvestri who resigned from the Board in July 2010.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Policy

It is our policy that all employees must avoid any activity that is or has the appearance of being adverse or competitive with Magma, or that interferes with the proper performance of their duties, responsibilities or loyalty to Magma. These policies are included in our Code of Ethics, which covers Magma’s directors, executive officers and other employees. Any waivers to these conflict rules with regard to a director or executive officer require the prior approval of the Audit Committee.

Magma has adopted a written policy on Related Party Transactions. Pursuant to this policy, a “Related Party Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which Magma was, is or will be a participant and the amount involved exceeds $50,000, and in which a Related Person (as defined below) had, has or will have a direct or indirect material interest. Pursuant to this Policy, a “Related Person” means: (i) any person who is, or at any time since the beginning of Magma’s last fiscal year was, a director or executive officer of Magma or a nominee to become a director of Magma; (ii) any person who is known to be the beneficial owner of more than 5% of any class of Magma’s voting securities; (iii) any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and (iv) any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position, or in which all the Related Persons, in the aggregate, have a 10% or greater beneficial ownership interest.

Each currently serving director and executive officer is to bring to the attention of Magma’s General Counsel any potential or actual Related Party Transaction and any potential or actual transaction between Magma and a Related Person of which such director or executive officer becomes aware, in each case, if practical, prior to consummation of any such Related Party Transaction or transaction between Magma and the Related Person but, in any event, on a prompt basis. The General Counsel shall then promptly determine whether such transaction constitutes a Related Party Transaction. If the General Counsel determines that such transaction constitutes a Related Party Transaction, the General Counsel shall promptly notify the Chair of the Audit Committee of the Board of Directors, and either the Chair of the Audit Committee or the General Counsel will promptly notify the remaining members of the Audit Committee. For the purposes of this paragraph, “transaction” means any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which a Related Person had, has or will have a direct or indirect material interest.

Related Party Transactions that are identified as such prior to the consummation thereof or amendment thereto shall be considered by the Audit Committee of the Board of Directors of Magma or, if it is not practicable or desirable for Magma to wait for the entire Audit Committee to consider the matter, the Chair of the Audit Committee (who will possess delegated authority to act between Audit Committee meetings). In the event Magma’s Chief Executive Officer, Chief Financial Officer or General Counsel becomes aware of a Related Party Transaction that was not previously approved or previously ratified under this Policy, such person shall promptly notify the Chair of the Audit Committee, and the Audit Committee or, if it is not practicable or desirable for Magma to wait for the entire Audit Committee to consider the matter, the Chair of the Audit Committee shall consider whether the Related Party Transaction should be ratified or rescinded or other action should be taken.

In considering a Related Party Transaction, the Audit Committee or the Chair of the Audit Committee, as applicable, shall consider all the relevant facts and circumstances of the Related Party Transaction available to the Audit Committee or the Chair of the Audit Committee, as applicable. The Audit Committee or the Chair of the Audit Committee, as applicable, shall approve only those Related Party Transactions that are fair as to Magma, as the Audit Committee or the Chair of the Audit Committee, as applicable, determines in good faith.

No member of the Audit Committee shall participate in any consideration of a Related Party Transaction with respect to which such member or any of his or her immediate family is a Related Person.

The Chair of the Audit Committee shall report to the Audit Committee at the next Audit Committee Meeting any actions taken under this Policy pursuant to delegated authority.

The Audit Committee has reviewed the types of Related Party Transactions described below and determined that each of the following Related Party Transactions shall be deemed to be pre-approved by the Audit Committee, even if the aggregate amount involved will exceed $50,000, unless otherwise specifically determined by the Audit Committee.

•	Employment of executive officers. Any employment by Magma of an executive officer of Magma or any of its subsidiaries if:

•

the related compensation is required to be reported in Magma’s proxy statement under Item 402 of Regulation S-K (“Item 402”) promulgated by the SEC regarding compensation disclosure requirements (generally applicable to “named executive officers”) and is approved (or recommended to the Board of Directors for approval) by Magma’s Compensation Committee; or

•

the executive officer is not an immediate family member of another executive officer or director of Magma, the related compensation would be reported in Magma’s proxy statement under Item 402 if the executive officer was a “named executive officer”, and Magma’s Compensation Committee approved (or recommended that the Board of Directors approve) such compensation.

•	Director compensation. Any compensation paid to a director if the compensation is required to be reported in Magma’s proxy statement;

•

Certain Magma charitable contributions.     Any charitable contribution, grant or endowment by Magma to a charitable organization, foundation or university at which a Related Person’s only relationship is as an employee (other than an executive officer or director), if the aggregate amount involved does not exceed the lesser of $1,000,000, or two percent of the charitable organization’s total annual receipts; and

•

Transactions where all stockholders receive proportional benefits.     Any transaction where the Related Person’s interest arises solely from the ownership of Magma’s Common Stock and all holders of Magma’s Common Stock received the same benefit on a pro rata basis (e.g., dividends).

All Related Party Transactions that are required to be disclosed in Magma’s filings with the SEC, as required by the Securities Act of 1933 and the Securities Exchange Act of 1934 and related rules and regulations, shall be so disclosed in accordance with such laws, rules and regulations.

Certain Relationships and Related Transactions

On February 26, 2008, Magma completed its acquisition of Sabio Labs, Inc. (“Sabio”), a privately held developer of analog design solutions for mixed-signal designers. Magma acquired all of the outstanding shares of Sabio for a total equity value of approximately $17.5 million, comprised of 1,701,243 shares of common stock of Magma. In addition, the Sabio shareholders may receive up to an additional $7.5 million in contingent consideration in the form of cash or shares of Magma common stock, at Magma’s discretion, subject to the achievement of certain product integration and bookings milestones. Rajeev Madhavan, who is Chairman of the Board and Chief Executive Officer of Magma, had owned stock in Sabio, but prior to the completion of the Sabio transaction, Mr. Madhavan donated all of his Sabio stock to a California nonprofit public benefit corporation. Therefore, in connection with this transaction, this California nonprofit public benefit corporation received a total equity value of $54,770, comprised of 5,328 shares of common stock of Magma, and may receive up to an additional $23,488 in contingent consideration in the form of cash or shares of Magma common stock, at Magma’s discretion, subject to the achievement of certain product integration and bookings milestones. Andreas

Bechtolsheim, who owns more than 5% of Magma’s common stock, also owned stock in Sabio. Therefore, in connection with this transaction, Mr. Bechtolsheim received a total equity value of $1,748,725, comprised of 170,109 shares of common stock of Magma, and may receive up to an additional $749,934 in contingent consideration in the form of cash or shares of Magma common stock, at Magma’s discretion, subject to the achievement of certain product integration and bookings milestones.

Indebtedness of Management

None of our directors, executive officers, nominees for such positions, or their family members, have been indebted to Magma or its subsidiaries at any time in the past fiscal year.

EQUITY COMPENSATION PLAN INFORMATION

The Company currently maintains four equity compensation plans: the 2001 Plan, the 2001 Employee Stock Purchase Plan (the “ESPP”), the 1998 Stock Incentive Plan (the “1998 Plan”) and the 2004 Employment Inducement Award Plan, as amended (the “2004 Plan”). With the exception of the 2004 Plan, these plans have each been approved by the Company’s stockholders. Stockholders are also being asked to approve a new equity compensation plan, the 2010 Plan, as described above.

The following table sets forth, for each of the Company’s equity compensation plans, the number of shares of common stock subject to outstanding awards, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of May 2, 2010.

Plan category	Number of shares of Common Stock to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of shares of Common Stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)
Equity compensation plans approved by stockholders	10,809,241	(1)	$6.49	(2)	6,566,362	(3),(4)
Equity compensation plans not approved by stockholders (5)	82,172		$8.94		1,455,342
Total	10,891,413		$6.51		8,021,704

(1)	Of these shares, 8,615,315 were subject to options then outstanding under the 2001 Plan, 1,827,714 were subject to stock unit awards then outstanding under the 2001 Plan, 366,212 were subject to options then outstanding under the 1998 Plan, and none were subject to stock unit awards then outstanding under the 1998 Plan. The Company’s authority to grant new awards under the 1998 Plan terminated in November 2001 in connection with the Company’s initial public offering.
(2)	This weighted-average exercise price does not reflect the 1,827,714 shares that will be issued upon the payment of outstanding restricted stock units.
(3)	This number of shares is presented after giving effect to the 688,586 shares purchased under the ESPP for the purchase period that ended May 31, 2010. Of the aggregate number of shares that remained available for future issuance, 5,625,026 were available under the 2001 Plan and 941,336 were available under the ESPP. No new awards will be granted under the 2001 Plan if stockholders approve the 2010 Plan. This table does not reflect the 5,388,195 additional shares that will be available under the 2010 Plan if stockholders approve the 2010 Plan proposal and the 6,000,000 additional shares that will be available under the ESPP if stockholders approve the ESPP proposal.
(4)	The 2001 Plan contains an “evergreen” provision whereby the number of shares reserved for issuance increases automatically on January 1 of each year by an amount equal to the lesser of 6 million shares or 6% of the Company’s fully-diluted total shares of common stock as of the immediately preceding December 31, or a lesser amount as determined by the Board of Directors. In addition to options, the shares remaining available under the 2001 Plan may be granted as full value stock and unit awards. As discussed above, the Company’s authority to grant new awards under the 2001 Plan will terminate if stockholders approve the 2010 Plan. The ESPP contains an “evergreen” provision whereby the number of shares reserved for issuance increases automatically on January 1 of each year by an amount equal to the lesser of 3 million shares or 3% of the Company’s total outstanding shares of common stock on that date, or a lesser amount determined by the Board of Directors. As discussed above the automatic annual increases under the ESPP will terminate if stockholders approve the ESPP Proposal.
(5)	Of these shares, 82,172 were subject to options then outstanding under the 2004 Plan, and none were subject to stock unit awards then outstanding under the 2004 Plan. Effective as of August 6, 2010, the Company’s authority to grant new awards under the 2004 Plan terminated.

Equity Compensation Plans Not Approved by Stockholders

2004 Employment Inducement Award Plan.     The 2004 Plan was adopted by the Board of Directors on August 30, 2004. Under the 2004 Plan, the Company, with the approval of the Compensation Committee of the Board of Directors (the “Committee”), may grant non-qualified stock options to new hire employees who are not executive officers of the Company. These employees may also be awarded restricted common shares, stock appreciation rights (“SARs”) or stock unit awards (“Stock Units”). The Committee determines whether an award may be granted, the number of shares/options awarded, the date an award may be exercised, vesting and the exercise price. Each award must be subject to an agreement between each applicable employee and the Company. The term of the 2004 Plan continues until May 4, 2011 unless it is terminated earlier in accordance with its terms. The initial number of shares of common stock issuable under the 2004 Plan was 1,000,000 shares, subject to adjustment for certain changes in the Company’s capital structure. On January 24, 2006, the 2004 Plan was amended by the Committee to increase the maximum aggregate number of options, SARs, Stock Units and restricted shares that may be awarded under the 2004 Plan to 2,000,000 shares. As of May 2, 2010, there were options to purchase 82,172 shares outstanding under the 2004 Plan, and 1,455,342 shares were available for the grant of future options or other awards under the 2004 Plan. No new awards will be granted under the 2004 Plan if stockholders approve the 2010 Plan proposal. The Company’s authority to grant new awards under the 2004 Plan terminated effective as of August 6, 2010.

STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

Proposals of stockholders of Magma that are intended to be presented by such stockholders at Magma’s 2011 annual meeting of stockholders must be received by the Secretary of Magma at the principal executive officers of Magma no later than April 18, 2011 and must comply with the other procedures prescribed in Rule 14a-8 promulgated under the Securities Exchange Act of 1934. in order that they may be included in Magma’s proxy statement and form of proxy relating to that meeting.

A stockholder proposal not included in Magma’s proxy statement for the 2011 annual meeting of stockholders will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of Magma at the principal executive offices of Magma and the proposal otherwise complies with the provisions of Magma’s bylaws. To be timely, the bylaws provide that Magma must receive the stockholder’s written notice not less than 50 days nor more than 75 days prior to the scheduled date of the meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 65 days prior to the meeting date, Magma must receive the stockholder’s written notice by the earlier of (i) the close of business on the 15th day after the earlier of the day Magma mailed notice of the annual meeting date or provided public disclosure of the meeting date or (ii) two days prior to the scheduled date of the annual meeting. A stockholder’s notice to Magma’s Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class, series and number of shares of the corporation that are owned beneficially by the stockholder, and (iv) any material interest of the stockholder in such business.

In addition, stockholders who wish to nominate persons for election to the Board of Directors at the 2011 annual meeting of stockholders must deliver timely notice in writing of the nomination to the Secretary of Magma at the principal executive offices of Magma. To be timely, the bylaws provide that Magma must receive the stockholders’ written notice not less than 120 days prior to the scheduled date of the meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 100 days prior to the meeting date, Magma must receive the stockholder’s written notice no later than the close of business on the 7th day after the earlier of the day Magma mailed notice of the annual meeting date or provided public disclosure of the meeting date. A stockholder’s notice to Magma’s Secretary shall set forth, as to each person whom the stockholder proposes to nominate for election as a director and as to the stockholder giving the notice, the information specified in Section 3.1 of Magma’s bylaws. Magma may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of the nominee to serve as a director of the Company.

OTHER MATTERS

Magma knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, Magma’s directors, executive officers and any persons holding more than 10% of Magma’s common stock are required to report their initial ownership of Magma’s common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established, and Magma is required to identify in this proxy statement those persons who failed to timely file these reports. To Magma’s knowledge, based solely on a review of such reports furnished to Magma and written representations that no other reports were required during the fiscal year ended May 2, 2010, Magma believes that all of its executive officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them during fiscal 2010.

Whether or not you intend to be present at the Annual Meeting, we urge you to return your signed proxy card or vote via the Internet or by telephone promptly.

By Order of the Board of Directors
/s/ Clayton H. Parker
Clayton H. Parker
Vice President, General Counsel and Secretary

August 11, 2010

Magma’s 2010 Annual Report on Form 10-K has been mailed with this proxy statement. Magma will provide copies of exhibits to the Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder. Any such request should be addressed to Magma at 1650 Technology Drive, San Jose, California 95110, Attention: Investor Relations Department. The request must include a representation by the stockholder that as of August 9, 2010, the stockholder was entitled to vote at the Annual Meeting.

MAGMA DESIGN AUTOMATION, INC.

2010 STOCK INCENTIVE PLAN

(Adopted by the Board of Directors on August 6, 2010)

MAGMA DESIGN AUTOMATION, INC.

2010 STOCK INCENTIVE PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options), SARs and Performance-Based Awards.

SECTION 2. DEFINITIONS.

(a) “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than 50% of the combined voting power of all classes of outstanding equity of such entity.

(b) “Award” shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan or any Performance-Based Award.

(c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(d) “Change of Control” shall mean the occurrence of any of the following events:

(i)	The acquisition by any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of the “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii)	Consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii)	Consummation of a sale or other disposition of all or substantially all of the assets of the Company, or a complete dissolution or liquidation of the Company.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f) “Committee” shall mean a committee designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.

(g) “Company” shall mean Magma Design Automation, Inc., a Delaware corporation.

(h) “Consultant” shall mean an individual consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor or a member of the board of directors of a Parent or a Subsidiary who is not an Employee. If the Participant is not an Employee, the Committee shall be the sole judge for purposes of the Plan (unless a contract or the Award otherwise provides) of whether the Participant continues to be in Service and the date, if any, upon which such Service shall be deemed to have terminated.

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(i) “Effective Date” shall mean the date the Plan was initially adopted by the Board of Directors as set forth on the cover page hereto.

(j) “Employee” shall mean any individual who is a common law employee of the Company, a Parent, a Subsidiary or an Affiliate.

(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l) “Exercise Price” shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share at the time of exercise in determining the amount payable upon exercise of such SAR.

(m) “Fair Market Value” shall mean, unless otherwise determined or provided by the Committee in the circumstances, the last price (in regular trading) for a share of Stock as furnished by the National Association of Securities Dealers, Inc. (the “NASD”) through the NASDAQ Global Market Reporting System (the “Global Market”) for the date in question or, if no sales of Stock were reported by the NASD on the Global Market on that date, the last price (in regular trading) for a share of Stock as furnished by the NASD through the Global Market for the next preceding day on which sales of Stock were reported by the NASD. The Committee may, however, provide with respect to one or more Awards that the Fair Market Value shall equal the last price (in regular trading) for a share of Stock as furnished by the NASD through the Global Market on the last trading day preceding the date in question or the average of the high and low trading prices of a share of Stock as furnished by the NASD through the Global Market for the date in question or the most recent trading day. If the Stock is no longer listed or is no longer actively traded on the Global Market as of the applicable date, the Fair Market Value of the Stock shall be the value as reasonably determined by the Committee for purposes of the Award in the circumstances. The Committee also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Committee may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(n) “ISO” shall mean an option to purchase Shares that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an ISO.

(o) “Nonstatutory Option” or “NSO” shall mean an option to purchase Shares that is not an ISO.

(p) “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option or SAR).

(q) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(r) “Optionee” shall mean an individual or estate who holds an Option or SAR.

(s) “Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

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(t) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(u) “Participant” shall mean an individual or estate who holds an Award.

(v) “Performance-Based Award” shall mean an Award granted pursuant to Section 10 of the Plan.

(w) “Plan” shall mean this Magma Design Automation, Inc. 2010 Stock Incentive Plan, as amended from time to time.

(x) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(y) “Restricted Share” shall mean a Share awarded under the Plan.

(z) “Restricted Share Agreement” shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

(aa) “SAR” shall mean a stock appreciation right granted under the Plan.

(bb) “SAR Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to an SAR.

(cc) “Service” shall mean service as an Employee, Consultant or Outside Director.

(dd) “Share” shall mean one share of Stock, as adjusted in accordance with Section 11 (if applicable).

(ee) “Stock” shall mean the Common Stock of the Company.

(ff) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to an Option.

(gg) “Stock Purchase Agreement” shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(hh) “Stock Unit” shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

(ii) “Stock Unit Agreement” shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

(jj) “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary at any time after the Effective Date shall be considered a Subsidiary commencing as of such date.

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SECTION 3. ADMINISTRATION.

(a) Committee Composition; Delegation.    The Plan shall be administered by and all Awards under the Plan shall be authorized by the Committee. For purposes of the Plan, the “Committee” means the Board of Directors or one or more committees appointed by the Board of Directors or another committee (within its delegated authority) to administer all or certain aspects of the Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board of Directors or a committee thereof comprised solely of directors may also delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Company, its powers under the Plan (a) to designate the Employees who will receive grants of Awards under the Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such Awards. The Board of Directors may delegate different levels of authority to different committees with administrative and grant authority under this Plan.

(b) Committee Independence.    With respect to Awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Code, the Plan shall be administered by a committee consisting solely of two or more “outside directors” (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving Awards, intended to be exempt under Rule 16b-3 under the Exchange Act must be duly and timely authorized by the Board of Directors or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, the Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).

(c) Committee Procedures.    The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

(d) Committee Responsibilities.    Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i)	To interpret the Plan and to apply its provisions;

(ii)	To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)	To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv)	To determine when Awards are to be granted under the Plan;

(v)	To select the Participants;

(vi)	To determine the form, amount and timing of each Award and, if applicable, the number of Shares to be offered to each Offeree or to be made subject to each Option, the number of SARs and the number of Stock Units subject to such an Award, the Exercise Price or Purchase Price associated with the Award, the time and conditions of vesting, exercise or settlement of the Award and all other terms and conditions of the Award, including, without limitation, the form of the agreement evidencing the Award;

(vii)	To amend any outstanding Award agreement;

(viii)	To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration;

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(ix)	To take action such that (A) any or all outstanding Options and SARs shall become exercisable in part or in full, (B) all or a portion of the vesting period applicable to any outstanding Restricted Share or Stock Unit shall lapse and (C) any performance conditions applicable to any outstanding Award are deemed satisfied in whole or in part;

(x)	Subject to applicable law, to determine the disposition of any Award under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xi)	To determine whether Options or other rights under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xii)	To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement; and

(xiii)	To take any other actions deemed necessary or advisable for the administration of the Plan.

Notwithstanding the foregoing and except for an adjustment pursuant to Section 11 or a repricing approved by stockholders, in no case may the Committee (1) amend an outstanding Option or SAR to reduce the Exercise Price of the Award, (2) cancel, exchange, or surrender an outstanding Option or SAR in exchange for cash or other Awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding Option or SAR in exchange for an Option or SAR with an Exercise or Price that is less than the Exercise Price of the original Award.

(e) Binding Determinations.    All decisions, interpretations and other actions of the Committee and any person to whom the Committee delegates any of its authority shall be final and binding on all Participants and all persons deriving their rights from a Participant. No member of the Committee and no person to whom the Committee delegates any of its authority shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Board of Directors, the Committee and any person to whom the Committee delegates any of its authority shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including reasonable attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation and/or By-laws) and under any directors’ and officers’ liability insurance.

SECTION 4. ELIGIBILITY.

(a) General Rule.    Only Employees shall be eligible for the grant of ISOs. Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs. Notwithstanding the foregoing, an Employee or a Consultant shall be designated a recipient of an Option or SAR only if the Stock covered by such Award qualifies, with respect to such recipient, as “service recipient stock” within the meaning set forth in Section 409A of the Code. Grants to Outside Directors shall comply with the provisions of Section 4(b).

(b) Outside Directors.    Any other provision of the Plan notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following restrictions:

(i)	Outside Directors shall only be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options and SARs.

(ii)	Each Outside Director who first joins the Board of Directors after the Effective Date shall receive an Award of twenty thousand (20,000) Stock Units (subject to adjustment under Section 11) on the first business day after his or her initial appointment or election to the Board of Directors.

(iii)

On the first business day following the conclusion of each regular annual meeting of the Company’s stockholders that occurs after an Outside Director’s initial appointment or election to the Board of Directors, commencing with the 2011 annual meeting, and provided that such Outside Director

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continues to serve as a member of the Board of Directors immediately following such annual meeting, such Outside Director shall receive an Award of twenty thousand (20,000) Stock Units, subject to adjustment under Section 11. Each Outside Director who is initially elected or appointed to the Board of Directors other than in the context of a regular annual meeting of the Company’s stockholders shall receive an Award of a pro rata portion of twenty thousand (20,000) Stock Units on the first business day after his or her appointment or election based on a fraction, (a) the numerator of which is equal to twelve (12) less the number of whole months that have elapsed between the date of the last regular annual meeting of the Company’s stockholders and the date of such appointment or election, and (b) the denominator of which is twelve (12). Any fractional Stock Units resulting from such calculation shall be rounded up to the nearest whole number.

(iv)	Settlement of vested Stock Units will be made in the form of Shares, such settlement to be made as provided in the applicable Stock Unit Agreement.

(v)	Each Award of Stock Units granted pursuant to this Section 4(b) shall be evidenced by a written Stock Unit Agreement between the Outside Director and the Company.

(vi)	Stock Units granted to an Outside Director under this Section 4(b) shall vest, subject to the Outside Director’s continuing as a member of the Board of Directors through the applicable vesting date, as follows:

(A)	Twenty-five percent (25%) of the Stock Units subject to each Award granted under Section 4(b)(ii) shall vest on the first anniversary of the date of grant. The balance of the Stock Units (i.e., the remaining seventy-five percent (75%)) subject to each Award granted under Section 4(b)(ii) shall vest in twelve quarterly installments over a three-year period beginning on the date which is three months after the first anniversary of the date of grant. Accordingly, the balance of Stock Units shall vest, from and after the date which is three months after the first anniversary of the date of grant, at a quarterly rate of 6.25% of the total number of Stock Units subject to such Award.

(B)	One hundred percent (100%) of the Stock Units subject to each Award granted under Section 4(b)(iii) shall vest on the day immediately prior to the annual meeting of stockholders in the year immediately following the year of grant (or, if earlier, the first anniversary of the date of grant); provided, however, that one hundred percent (100%) of the Stock Units subject to each pro rata Award granted under Section 4(b)(iii) to each Outside Director who is initially elected or appointed to the Board of Directors other than in the context of a regular annual meeting of the Company’s stockholders shall vest on the day immediately prior to the next annual meeting of stockholders immediately following the date of grant (or, if earlier, the first anniversary of the date of grant).

(C)	Notwithstanding the foregoing, each Award of Stock Units (whether granted under Section 4(b)(ii) or 4(b)(iii)) shall vest in full (100%) upon the occurrence of or immediately prior to a Change of Control.

(D)	All provisions of the Plan not inconsistent with this Section 4(b) shall apply to Awards of Stock Units granted to Outside Directors, including but not limited to the provisions of Section 9.

(vii)	The Board of Directors may at any time prospectively change the timing, types of Awards, grant levels, vesting and other terms and provisions of the automatic grants to Outside Directors provided in this Section 4(b) without stockholder approval, subject to the share limits of Section 5 and the other express limits of the Plan.

(c) Ten Percent Stockholders.    An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

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(d) Attribution Rules.    For purposes of Section 4(c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

(e) Outstanding Stock.    For purposes of Section 4(c) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

(a) Basic Limitation.    Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The maximum aggregate number of Shares subject to Awards under the Plan (the “Share Limit”) shall not exceed the sum of the following:

(1)	5,388,195 shares of Stock; plus

(2)	the number of shares of Stock available for additional award grant purposes under the Company’s Amended and Restated 2001 Stock Incentive Plan (the “2001 Plan”) as of the date of stockholder approval of the Plan (the “Stockholder Approval Date”) and determined immediately prior to the termination of the authority to grant new awards under the 2001 Plan as of the Stockholder Approval Date; plus

(3)	the number of any shares of Stock subject to stock options or stock appreciation rights granted under the 2001 Plan and outstanding on the Stockholder Approval Date which expire, or for any reason are cancelled or terminated, after the Stockholder Approval Date without being exercised; plus

(4)	the number of any shares of Stock subject to restricted stock and restricted stock unit awards granted under the 2001 Plan that are outstanding and unvested on the Stockholder Approval Date that are forfeited, terminated, cancelled or otherwise reacquired by the Company without having become vested;

provided that in no event shall the Share Limit exceed 21,490,851 Shares (which is the sum of the 5,388,195 Shares set forth above, plus the number of Shares available under the 2001 Plan for additional award grant purposes as of the Effective Date, plus the aggregate number of Shares subject to awards previously granted and outstanding under the 2001 Plan as of the Effective Date).

Shares issued in respect of any “Full-Value Award” granted under the Plan shall be counted against the foregoing Share Limit as 1.92 Shares for every one Share actually issued in connection with such Award. (For example, if a stock bonus of 100 shares of Stock is granted under the Plan, 192 Shares shall be charged against the Share Limit in connection with that Award.) For this purpose, a “Full-Value Award” means any Award under the Plan that is not an Option or SAR.

The Share Limit and each of the Share limits set forth in Section 5(b) shall be subject to adjustment pursuant to Section 11. The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b) Additional Limits.    In addition, the maximum number of shares of Stock that may be delivered pursuant to Options qualified as ISOs granted under the Plan is 5,388,195 shares. The maximum number of shares of Stock subject to those Options and SARs that are granted during any calendar year to any individual under this Plan is 1,000,000 shares. Additional limits on Performance-Based Awards granted under the Plan are set forth in Section 10(d).

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(c) Awards Settled in Cash, Reissue of Awards and Shares.    To the extent that an Award granted under the Plan is settled in cash or a form other than shares of Stock, the Shares that would have been delivered had there been no such cash or other settlement shall not be counted against the Shares available for issuance under the Plan. In the event that shares of Stock are delivered in respect of a dividend equivalent right granted under the Plan, the actual number of Shares delivered with respect to such right shall be counted against the Share limits of the Plan. (For purposes of clarity, if 1,000 dividend equivalent rights are granted and outstanding when the Company pays a dividend, and 50 Shares are delivered in payment of those rights with respect to that dividend, 50 Shares shall be counted against the Share limits of this Plan). To the extent that shares of Stock are delivered pursuant to the exercise of an Option or SAR granted under the Plan, the number of underlying Shares as to which the exercise related shall be counted against the applicable Share limits of the Plan, as opposed to only counting the Shares actually issued. (For purposes of clarity, if a SAR relates to 100,000 Shares and is exercised at a time when the payment due to the Participant is 15,000 Shares, 100,000 Shares shall be charged against the applicable Share limits under the Plan with respect to such exercise.) Except as provided in the next sentence, Shares that are subject to or underlie Awards granted under the Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the Plan shall again be available for subsequent Awards under the Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any Shares exchanged by a Participant or withheld by the Company or one of its Subsidiaries or Affiliates to satisfy the tax withholding obligations related to any Award, shall not be available for subsequent Awards under the Plan. The foregoing adjustments to the Share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to Awards intended as performance-based compensation thereunder.

(d) Payment for Awards.    The purchase price for any Award granted under the Plan or the Stock to be delivered pursuant to an Award, as applicable, may be paid by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

(i)	services rendered by the recipient of such Award;

(ii)	cash, check payable to the order of the Company, or electronic funds transfer;

(iii)	notice and third party payment in such manner as may be authorized by the Committee;

(iv)	the delivery of previously owned shares of Stock;

(v)	by a reduction in the number of shares otherwise deliverable pursuant to the Award; or

(vi)	subject to such procedures as the Committee may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of Awards.

In no event shall any Shares newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. Shares of Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any Shares unless and until it receives full payment of the Exercise Price or Purchase Price therefor and any related withholding obligations under Section 18 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Committee may at any time eliminate or limit a Participant’s ability to pay the Purchase Price or Exercise Price of any Award or Shares by any method other than cash payment to the Company.

SECTION 6. RESTRICTED SHARES.

(a) Restricted Share Agreement.    Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Share Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Share Agreements entered into under the Plan need not be identical.

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(b) Vesting.    Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Agreement. A Restricted Share Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change of Control occurs with respect to the Company.

(c) Voting and Dividend Rights.    The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Share Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares or that any such cash dividends be held in escrow. Such additional Restricted Shares or such escrow amounts shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement.    Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b) Number of Shares.    Each Stock Option Agreement shall specify the number of Shares that are subject to the Option, which shall be subject to adjustment in accordance with Section 11.

(c) Exercise Price.    Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in full in cash or by such other method permitted by the Committee consistent with Section 5(d).

(d) Withholding Taxes.    As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e) Exercisability and Term.    Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an Option shall in no event exceed five (5) years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service with the Company and its Subsidiaries. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(f) Exercise of Options Upon Termination of Service.    Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

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(g) Leaves of Absence.    An Employee’s Service shall cease when such Employee ceases to be actively employed by, or a consultant or adviser to, the Company (or any Subsidiary) as determined in the sole discretion of the Board of Directors. For purposes of Options, Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s Service will be treated as terminating three months days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company, in its sole discretion, shall determine which leaves count toward Service, and when Service terminates for all purposes under the Plan.

(h) No Rights as a Stockholder.    An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made to the Option, except as provided in Section 11.

SECTION 8. STOCK APPRECIATION RIGHTS.

(a) SAR Agreement.    Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.

(b) Number of Shares.    Each SAR Agreement shall specify the number of Shares to which the SAR pertains, which shall be subject to adjustment in accordance with Section 11.

(c) Exercise Price.    Each SAR Agreement shall specify the Exercise Price; provided, however, that such Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such SAR. An SAR Agreement may specify an Exercise Price that increases (but not decreases) in accordance with a predetermined formula while the SAR is outstanding.

(d) Withholding Taxes.    As a condition to the exercise of an SAR, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise.

(e) Exercisability and Term.    Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR; provided that the term of a SAR shall in no event exceed five (5) years from the date of grant. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change of Control.

(f) Exercise of SARs.    If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine and as set forth in the applicable SAR Agreement. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of exercise) of the Shares subject to the SARs exceeds the Exercise Price.

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SECTION 9. STOCK UNITS.

(a) Stock Unit Agreement.    Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.

(b) Vesting Conditions.    Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change of Control occurs with respect to the Company.

(c) Voting and Dividend Rights.    The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. The Award may provide that dividend equivalents will be converted into additional Stock Units, and will be settled in the form of cash, in the form of Shares, or in a combination of both. Dividend equivalents may, at the Committee’s discretion, be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

(d) Form and Time of Settlement of Stock Units.    Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee and as set forth in the applicable Stock Unit Agreement. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. The Stock Unit Agreement shall specify whether vested Stock Units may be settled in a lump sum or in installments. Subject to Section 409A of the Code, the settlement of vested Stock Units may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

(e) Death of Recipient.    Any Stock Unit Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Unit Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Unit Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

(f) Creditors’ Rights.    A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 10. PERFORMANCE-BASED AWARDS.

(a) Section 162(m) Awards.    Awards granted under the Plan that are intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code are referred to herein as “Performance-Based Awards.” Any Award granted under the Plan may be, and Options and SARs granted to officers and employees (“Qualifying Options” and “Qualifying SARs,” respectively) typically will be, granted as Performance-Based Awards. In addition, Awards payable in cash may also be granted under the Plan as Performance-Based Awards. The grant, vesting, exercisability or payment of Performance-Based Awards may

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depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more of the Business Criteria set forth below (on an absolute basis or relative to the performance of other companies or upon comparisons of any of the indicators of performance relative to other companies) for the Company on a consolidated basis or for one or more of the Company’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Any Qualifying Option or Qualifying SAR shall be subject only to the requirements of Section 10(b) and 10(d) in order for such Award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 10.

(b) Class; Administrator.    The eligible class of persons for Performance-Based Awards under this Section 10 shall be officers and employees of the Company or one of its Subsidiaries or Affiliates. The Committee approving Performance-Based Awards or making any certification required pursuant to Section 10(d) must be constituted as provided in Section 3(b) for Awards that are intended as performance-based compensation under Section 162(m) of the Code.

(c) Performance Goals.    The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on one or more of the following business criteria (“Business Criteria”) as selected by the Committee in its sole discretion: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), stock price, total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof. These terms are used as applied under generally accepted accounting principles or in the financial reporting of the Company or of its Subsidiaries or Affiliates. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Committee during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. The terms of the Performance-Based Awards may specify the manner, if any, in which performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Committee provides otherwise at the time of establishing the targets. The applicable performance measurement period may not be less than three months nor more than 10 years.

(d) Form of Payment; Maximum Performance-Based Award.    Grants or awards under this Section 10 may be paid in cash or shares of Stock or any combination thereof. Grants of Qualifying Options and Qualifying SARs to any one Participant in any one calendar year shall be subject to the limit set forth in Section 5(b). The maximum number of shares of Stock which may be delivered pursuant to Performance-Based Awards (other than Qualifying Options and Qualifying SARs, and other than cash awards covered by the following sentence) that are granted to any one Participant in any one calendar year shall not exceed 1,000,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 11. In addition, the aggregate amount of compensation to be paid to any one participant in respect of all Performance-Based Awards payable only in cash and not related to shares of Stock and granted to that Participant in any one calendar year shall not exceed $4,000,000. Awards that are cancelled during the year shall be counted against these limits to the extent required by Section 162(m) of the Code.

(e) Certification of Payment.    Before any Performance-Based Award under this Section 10 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the Award as performance-based compensation within the meaning of Section 162(m) of the Code, the Committee must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

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(f) Reservation of Discretion.    The Committee will have the discretion to determine the restrictions or other limitations of the individual Awards granted under this Section 10 including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

(g) Expiration of Grant Authority.    As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Committee’s authority to grant new Awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Company’s stockholders that occurs in the fifth year following the year in which the Company’s stockholders first approve this Plan, subject to any subsequent extension that may be approved by stockholders.

SECTION 11. ADJUSTMENT OF SHARES; CHANGE OF CONTROL.

(a) Adjustments.    In the event of any subdivision of the outstanding Stock, declaration of a dividend payable in Shares, declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, exchange of Shares, combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, recapitalization, spin-off or similar occurrence, the Committee shall make such equitable and proportionate adjustments as it, in its sole discretion, deems appropriate in one or more of the following, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by the Plan and the then-outstanding Awards:

(i)	The Share Limit and the other Share limits set forth in Section 5;

(ii)	The limitations set forth in Section 10(d);

(iii)	The number of Shares subject to Awards to be granted to Outside Directors under Section 4(b); or

(iv)	The terms of each outstanding Award, including the Exercise Price, Purchase Price and the number and class of securities subject thereto.

In the case of outstanding Options and SARs, any adjustment to such Awards pursuant to this Section 11 shall be made in accordance with Section 409A of the Code. The decision of the Committee regarding any adjustment pursuant to this Section 11 shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an Award under this Plan, the Company shall pay the holder of such Award, in connection with the first vesting, exercise or settlement of such Award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the Exercise Price or Purchase Price, if any, of such Award.

(b) Dissolution or Liquidation.    To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

(c) Change of Control.    Notwithstanding any provision in this Plan or any Award agreement, in the event of a Change of Control, the Board (as constituted prior to such Change of Control) may, in its discretion, provide for:

(i)	The continuation of some or all of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii)	The assumption of some or all of the outstanding Awards by the surviving corporation or its parent;

(iii)	The substitution by the surviving corporation or its parent of its own awards for some or all of the outstanding Awards;

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(iv)	The accelerated exercisability or vesting, in whole or part, and the termination of some or all of the outstanding Awards in connection with the Change in Control; or

(v)	To the extent permitted by Section 409A of the Code, accelerated settlement of the full value of some or all of the outstanding Awards in cash, cash equivalents or shares of capital stock of the surviving corporation or its parent or subsidiary, followed by cancellation of such Awards.

(d) Reservation of Rights.    Except as provided in this Section 11, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price or Purchase Price, if any, of Shares subject to an outstanding Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets or any similar corporate transaction.

SECTION 12. DEFERRAL OF AWARDS.

The Committee (in its sole discretion and subject to applicable law) may permit or require a Participant to have cash that otherwise would be paid to such Participant as a result of the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. A deferred compensation account established under this Section 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may, subject to the requirements of Section 409A of the Code, establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 12.

SECTION 13. TRANSFER RESTRICTIONS.

(a) Limitations on Exercise and Transfer.    Unless otherwise expressly provided in (or pursuant to) this Section 13 or required by applicable law: (a) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) Awards shall be exercised only by the Participant; and (c) amounts payable or shares issuable pursuant to any Award shall be delivered only to (or for the account of) the Participant.

(b) Exceptions.    The Committee may permit Awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Committee may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws and shall not be for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting interests are held by the Employee, Outside Director or Consultant or by such individual’s family members).

(c) Further Exceptions.    The exercise and transfer restrictions in Section 13(a) shall not apply to:

(i)	transfers to the Company (for example, in connection with the expiration or termination of the Award),

(ii)	the designation of a beneficiary to receive benefits in the event of the Participant’s death or, if the Participant has died, transfers to or exercise by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

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(iii)	subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Committee,

(iv)	if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

(v)	the authorization by the Committee of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

SECTION 14. AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. If the Committee so provides, such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 15. PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

(a) Effective Date.    No provision of this Section 15 shall be effective unless and until the Board of Directors has determined to implement such provision.

(b) Elections to Receive NSOs, Restricted Shares or Stock Units.    Pursuant to a program that may be adopted by the Board of Directors, an Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board of Directors. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 15 shall be filed with the Company on the prescribed form; provided, however, that to the extent such election constitutes an election to defer “nonqualified deferred compensation,” within the meaning of Section 409A of the Code, then such election shall be filed with the Company no later than December 31 of the year immediately preceding the year in which such compensation is to be earned or as otherwise permitted under Section 409A of the Code.

(c) Number and Terms of NSOs, Restricted Shares or Stock Units.    The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board of Directors. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board of Directors.

SECTION 16. LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.

SECTION 17. WITHHOLDING TAXES.

(a) General.    To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

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(b) Payment of Withholding Taxes.    The Committee may permit or require a Participant to satisfy all or part of his or her withholding or income tax obligations in connection with any Award granted hereunder by (i) a cash payment to the Company, (ii) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole Shares having an aggregate Fair Market Value, determined as of the date when taxes otherwise would be withheld in cash (the “Tax Date”), equal to the minimum amount necessary to satisfy any such obligation, (iii) withholding by the Company of the number of whole Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, equal to the minimum amount necessary to satisfy any such obligation, (iv) reduction by the Company of an amount of cash which would otherwise be payable to a holder (whether related to the Award of otherwise) equal to the minimum amount necessary to satisfy any such obligation, (v) in the case of the exercise of an Option and except as may be prohibited by applicable law, a cash payment by a broker-dealer acceptable to the Company to whom the Optionee has submitted an irrevocable notice of exercise or (vi) any combination of (i), (ii), (iii) and (iv), in each case to the extent set forth in the agreement relating to the Award. Shares to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

SECTION 18. NO RIGHT OF PARTICIPATION, EMPLOYMENT OR SERVICE.

Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any Award made hereunder shall confer upon any person any right to continued employment by or Service with the Company, any Subsidiary or any Affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any Affiliate of the Company to terminate the employment or Service of any person at any time without liability hereunder.

SECTION 19. DURATION AND AMENDMENTS.

(a) Term of the Plan.    The Plan, as set forth herein, shall terminate automatically on the day before the tenth anniversary of the Effective Date and may be terminated on any earlier date pursuant to Section 19(b) below.

(b) Right to Amend or Terminate the Plan.    The Board of Directors may amend the Plan at any time and from time to time. No amendment, suspension or termination of the Plan or amendment of any outstanding Award pursuant to Section 3 shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under the Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 11 shall not be deemed to constitute changes or amendments for purposes of this Section 19(b). An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules. For avoidance of doubt, the Board of Directors may, in its sole discretion but subject to the share limits of Section 5 and the other express limits of the Plan, at any time prospectively make any of the changes contemplated by Section 4(b)(vii) above without the approval of the Company’s stockholders.

(c) Effect of Amendment or Termination.    No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise or settlement of an Award granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Award previously granted under the Plan.

SECTION 20. GOVERNING LAW.

This Plan, each Award hereunder and the related agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

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SECTION 21. SEVERABILITY.

If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of the Plan shall continue in effect.

SECTION 22. HEADINGS.

Captions and headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 23. NO CORPORATE ACTION RESTRICTION.

The existence of the Plan, the Award agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board of Directors or the stockholders of the Company to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Company or any Subsidiary or Affiliate, (b) any merger, amalgamation, consolidation or change in the ownership of the Company or any Subsidiary or Affiliate, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Company or any Subsidiary or Affiliate, (d) any dissolution or liquidation of the Company or any Subsidiary or Affiliate, (e) any sale or transfer of all or any part of the assets or business of the Company or any Subsidiary or Affiliate, or (f) any other corporate act or proceeding by the Company or any Subsidiary or Affiliate. No Participant, beneficiary or any other person shall have any claim under any Award or Award agreement against any member of the Board of Directors or the Committee, or the Company or any employees, officers or agents of the Company or any Subsidiary or Affiliate, as a result of any such action.

SECTION 24. OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS.

Payments and other benefits received by a participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary or Affiliate, except where the Committee expressly otherwise provides or authorizes in writing. Awards under the Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or its Subsidiaries or Affiliates.

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MAGMA DESIGN AUTOMATION, INC.

EMPLOYEE STOCK PURCHASE PLAN

i

(Continued)

ii

MAGMA DESIGN AUTOMATION, INC.

EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the Employee Stock Purchase Plan of Magma Design Automation, as amended and restated August 6, 2010 (the “Effective Date”). Except as expressly noted herein, this version of the Plan is effective on and after December 1, 2010. For Offering Periods (as defined below) under the Plan ending on or before November 30, 2010, refer to the version of the Plan as in effect for the applicable Offering Period.

SECTION 1     Purpose Of The Plan.

The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under Section 423 of the Code, although the Company makes no undertaking nor representation to maintain such qualification. In addition, this Plan document authorizes the grant of rights to purchase Stock under a Non-423(b) Plan which do not qualify under Section 423(b) of the Code, pursuant to rules, procedures or sub-plans adopted by the Committee designed to achieve tax, securities law or other Company objectives in particular locations outside the United States.

SECTION 2    Definitions.

(a)	“Accumulation Period” means a three-month period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 4(b).

(b)	“Affiliate” shall mean any entity, other than a Subsidiary, in which the Company has an equity interest.

(c)	“Board” means the Board of Directors of the Company, as constituted from time to time.

(d)	“Code” means the Internal Revenue Code of 1986, as amended.

(e)	“Code Section 423(b) Plan” means an employee stock purchase plan which is designed to meet the requirements set forth in Section 423(b) of the Code, as amended. The provisions of the Code Section 423(b) Plan shall be construed, administered and enforced in accordance with Section 423(b).

(f)	“Committee” means the committee designated by the Board, which is authorized to administer the Plan, as described in Section 3.

(g)	“Company” means Magma Design Automation, Inc., a Delaware corporation.

(h)	“Compensation” means (i) the compensation paid in cash to a Participant by a Participating Company, including salaries, wages, incentive compensation, bonuses, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under Section 401(k) or 125 of the Code. “Compensation” shall exclude all non-cash items, commissions, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.

(i)	“Corporate Reorganization” means:

(i)	The consummation of a merger or consolidation of the Company with or into another entity, or any other corporate reorganization; or

(ii)	The sale, transfer or other disposition of all or substantially all of the Company’s assets or the complete liquidation or dissolution of the Company.

(j)	“Eligible Employee” means any employee of a Participating Company whose customary employment is for more than five months per calendar year and for more than 20 hours per week; provided, however, that only employees of the Company and its Subsidiaries shall be eligible to participate in the Code Section 423(b) Plan.

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The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if such individual is a citizen or resident of a foreign jurisdiction and his or her participation in the Plan is prohibited by the laws of such jurisdiction.

(k)	“Fair Market Value” means the market price of Stock, determined by the Committee as follows:

(i)	If the Stock was publicly traded and listed on a national stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price of a share of Stock reported on the principal national stock exchange on which the Stock was traded for such date or, if there is no trading of the Stock on such date, then the closing price of a share of Stock on such exchange on the next preceding date on which there was trading in the shares of Stock; or

(ii)	In the absence of exchange data required to determine Fair Market Value pursuant to the foregoing, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal or as reported directly to the Company by the principal national stock exchange on which the Stock is traded. Such determination shall be conclusive and binding on all persons.

(l)	“Non-423(b) Plan” means an employee stock purchase plan which does not meet the requirements set forth in Section 423(b) of the Code, as amended.

(m)	“Offering Period” means a 24-month period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 4(a).

(n)	“Participant” means an Eligible Employee who elects to participate in the Plan, as provided in Section 4(c).

(o)	“Participating Company” means (i) the Company and (ii) each present or future Affiliate or Subsidiary designated by the Committee as a Participating Company; provided, however, that only the Company or a Subsidiary that has been so designated may be Participating Companies in the Code Section 423(b) Plan. The Committee may determine that employees of any Affiliate or Subsidiary shall participate in the Non-423(b) Plan.

(p)	“Plan” means this Magma Design Automation, Inc. Employee Stock Purchase Plan, as it may be amended from time to time, which includes a Code Section 423(b) Plan and a Non-Code Section 423(b) Plan.

(q)	“Plan Account” means the account established for each Participant pursuant to Section 8(a).

(r)	“Purchase Price” means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 8(b).

(s)	“Stock” means the Common Stock of the Company.

(t)	“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the right to purchase Stock, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 3    Administration Of The Plan.

(a)

Committee Composition; Plan Administration. The Board shall appoint the Committee, which shall be composed of not less than two members of the Board. The Board may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise. The Board may also,

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at any time, assume the administration of all or a part of this Plan, in which case references to the “Committee” shall be deemed to be references to the Board. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or a Subsidiary.

(b)	Committee Responsibilities. The Committee shall interpret the Plan and make all rules, regulations and policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms, including sub-plans applicable to specific Subsidiaries, Affiliates or locations, as it deems appropriate to implement the Plan; provided, however, that each sub-plan shall constitute a separate “offering” under the Plan in accordance with Treas. Reg. §1.423-2(a). The Committee’s interpretations and determinations under the Plan shall be final and binding on all persons.

(c)	Indemnification. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan, and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

SECTION 4    Enrollment And Participation.

(a)	Offering Periods. While the Plan is in effect, four Offering Periods shall commence in each calendar year. The Offering Periods shall consist of the 24-month periods commencing on each March 1, June 1, September 1 and December 1.

(b)	Accumulation Periods. While the Plan is in effect, four Accumulation Periods shall commence in each calendar year. The Accumulation Periods shall consist of the three-month periods commencing on March 1, June 1, September 1 and December 1.

(c)	Enrollment. Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee. The enrollment form shall be filed with the Company in accordance with procedures established by the Committee (or its delegate) not later than 15 days prior to the commencement of such Offering Period (or such other deadline as the Committee may establish in advance of the applicable Offering Period).

(d)	Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee, withdraws from the Plan under Section 6(a) or reaches the end of the Offering Period in which his or her employee contributions were discontinued under Section 5(d) or 9(b). A Participant who discontinued employee contributions under Section 5(d) or 9(b) or withdrew from the Plan under Section 6(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above. A Participant whose employee contributions were discontinued automatically under Section 9(b) shall, subject to the terms of the Plan, automatically resume participation at the beginning of the earliest Offering Period ending in the next calendar year, if he or she then is an Eligible Employee.

(e)	Applicable Offering Period. For purposes of calculating the purchase price under Section 8(b), the applicable Offering Period shall be determined as follows:

(i)	Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of: (A) the end of such Offering Period; (B) the end of his or her participation under Subsection (d) above; or (C) re-enrollment in a subsequent Offering Period under Paragraph (ii) below.

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(ii)	In the event that the Fair Market Value of Stock on the first trading day of the Offering Period in which the Participant is enrolled is higher than on the last trading day before the commencement of any subsequent Offering Period, the Participant’s participation in the Offering Period then in effect shall automatically terminate, and the Participant shall automatically be re-enrolled for such subsequent Offering Period.

(iii)	When a Participant reaches the end of an Offering Period but his or her participation in the Plan is to continue after the end of such Offering Period in accordance with Subsection (d) above, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of such Offering Period.

SECTION 5    Employee Contributions.

(a)	Frequency of Payroll Deductions. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall occur on each payday during the Participant’s participation in the Plan.

(b)	Amount of Payroll Deductions. At the time of his or her enrollment in the Plan pursuant to Section 4(c) above, an Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld and contributed to his or her Plan Account for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 15%.

(c)	Changing Contribution Rate. If a Participant wishes to change the percentage of his or her Compensation contributed to the Plan pursuant to Section 5(b), the Participant may do so by filing a new enrollment form with the Company in accordance with procedures established by the Committee (or its delegate) at any time. The new contribution percentage elected by the Participant shall be effective as soon as reasonably practicable after such form has been received by the Company, but in no event earlier than the start of the next Accumulation Period thereafter. Such percentage shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 15%.

(d)	Discontinuing Payroll Deductions. If a Participant wishes to discontinue his or her Plan contributions entirely, he or she may do so by filing a new enrollment form with the Company at any time in accordance with procedures established by the Committee (or its delegate). Payroll contributions shall cease as soon as reasonably practicable after such form has been received by the Company. Discontinuation of Plan contributions will be treated as a withdrawal from the Plan pursuant to Section 6(a) effective immediately after the next purchase of shares of Stock. In addition, a Participant’s contributions may be discontinued automatically pursuant to Section 9(b). A Participant who has elected to discontinue his or her contributions , and thereby withdrawn from the Plan, may re-enroll in the Plan under Section 4(c). The Participant’s payroll contributions shall resume as soon as reasonably practicable after such form has been received by the Company, but in no event earlier than the start of the next Accumulation Period thereafter.

(e)	Limit on Number of Elections. No Participant shall make more than one election under Subsection (c) or (d) above during any Accumulation Period.

SECTION 6    Withdrawal From The Plan.

(a)	Withdrawal. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at any time before the last day of an Accumulation Period in accordance with procedures established by the Committee (or its delegate). As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant’s Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

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(b)	Re-enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 4(c). Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 7    Change In Employment Status.

(a)	Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6(a). A transfer from one Participating Company to another shall not be treated as a termination of employment; provided, however, that, with respect to the Code Section 423(b) Plan, if an Eligible Employee is transferred from the Company or a Subsidiary to an Affiliate, such transfer shall be treated as a termination of employment under the Code Section 423(b) Plan.

(b)	Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

(c)	Death. In the event of the Participant’s death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant’s estate. Such form shall be valid only if it was filed with the Company before the Participant’s death in accordance with procedures established by the Committee (or its delegate).

SECTION 8    Plan Accounts And Purchase Of Shares.

(a)	Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant’s Compensation under the Plan, such amount shall be credited to the Participant’s Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.

(b)	Purchase Price. The Purchase Price for each share of Stock purchased at the close of an Accumulation Period shall be the lower of:

(i)	85% of the Fair Market Value of such share on the last trading day in such Accumulation Period; or

(ii)	85% of the Fair Market Value of such share on the first day of the applicable Offering Period (as determined under Section 4(e)).

(c)	Number of Shares Purchased. As of the last trading day of each Accumulation Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 6(a). The amount then in the Participant’s Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant’s Plan Account. The foregoing notwithstanding, no Participant shall purchase more than 2,500 shares of Stock with respect to any Accumulation Period and the number of shares purchased shall be subject to the limitations set forth in Sections 9(b) and 14(a). Any fractional share, as calculated under this Subsection (c), shall be rounded down to the next lower whole share. The Committee may amend the individual share limit in this Subsection (c) as to Accumulation Periods in an Offering Period, effective no earlier than the first Offering Period commencing after the adoption of such amendment, without stockholder approval.

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(d)	Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during an Accumulation Period exceeds the maximum number of shares remaining available for issuance under Section 14(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant would have been entitled to purchase at the end of the Accumulation Period had a sufficient number of shares remained available for issuance hereunder and the denominator of which is the number of shares that all Participants would have been entitled to purchase at the end of the Accumulation Period.

(e)	Issuance of Stock. Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Accumulation Period, except that the Committee may determine that such shares shall be held for each Participant’s benefit by a broker designated by the Committee. Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

(f)	Unused Cash Balances. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant’s Plan Account to the next Accumulation Period. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above, Section 9(b), Section 14(a) or otherwise shall be refunded to the Participant in cash, without interest.

(g)	Stockholder Approval. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company’s stockholders have approved the adoption of the Plan.

SECTION 9    Limitations On Stock Ownership.

(a)	Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after such right is granted, would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:

(i)	Ownership of stock shall be determined after applying the attribution rules of Section 424(d) of the Code;

(ii)	Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

(iii)	Each Participant shall be deemed to have the right to purchase up to 2,500 shares of Stock under this Plan with respect to each Accumulation Period.

(b)	Dollar Limit. Any other provision of the Plan notwithstanding, no Participant may be granted a right that permits such Participant to purchase Stock (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) at a rate that exceeds $25,000 of the Fair Market Value of such Stock (determined at the date such right is granted) for each calendar year in which any right granted to such employee is outstanding at any time.

For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined in each case as of the beginning of the Offering Period in which such Stock is purchased, and a right to purchase Stock accrues when it first become exercisable during the calendar year. Employee stock purchase plans not intended to come within the scope of Section 423 of the Code shall be disregarded for purposes of this calculation. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and, subject to the terms of the Plan, his or her contributions shall resume at the beginning of the earliest Accumulation Period ending in the next calendar year (if he or she then is an Eligible Employee).

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SECTION 10    Rights Not Transferable.

The rights of any Participant under the Plan are exercisable, during the lifetime of the Participant, only by the Participant. The rights of any Participant under the Plan, or any Participant’s interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a).

SECTION 11    No Rights As An Employee.

Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 12    No Rights As A Stockholder.

A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last trading day of the applicable Accumulation Period.

SECTION 13    Securities Law Requirements.

Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

SECTION 14    Stock Offered Under The Plan.

(a)	Authorized Shares. A total of Six Million (6,000,000) shares of Stock may be issued under the Plan after September 23, 2010. The aggregate number of shares available for purchase under the Plan shall at all times be subject to adjustment pursuant to this Section 14.

(b)	Antidilution Adjustments. The aggregate number of shares of Stock offered under the Plan, the individual share limitation described in Section 8(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from any subdivision of the outstanding Stock, declaration of a dividend payable in shares of Stock, declaration of a dividend payable in a form other than shares of Stock (other than a regular cash dividend), exchange of Stock, combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of shares of Stock, recapitalization, spin-off or similar occurrence.

(c)

Corporate Reorganization. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, or any other event that the Company does not survive or does not survive as a publicly-traded company in respect of its Stock, as the case may be, the Board may, in its discretion, provide (i) that the Offering Period then in progress shall terminate and the Company shall return to each Participant the payroll deductions credited to such Participant’s Plan Account, (ii) that the Offering Period shall end on a date prior to the consummation of the Corporate Reorganization and shares shall be purchased pursuant to Section 8, or (iii) that the Plan shall be

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assumed by the corporation resulting from the Corporate Reorganization or its parent corporation. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other corporate transaction.

SECTION 15    Rules for Foreign Jurisdictions.

(a)	Compliance with Foreign Law. The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.

(b)	Non-423(b) Plan Component. The Committee may also adopt rules, procedures or sub-plans applicable to particular Affiliates, Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Code Section 423. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Section 14(a), but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan. To the extent inconsistent with the requirements of Section 423, such sub-plan shall be considered part of the Non-423(b) Plan, and rights granted thereunder shall not be considered to comply with Section 423 of the Code.

SECTION 16    Term of the Plan.

(a)	Term of the Plan. This version of the Plan shall become effective upon the Effective Date set forth in the preamble to the Plan. No new Offering Periods shall commence on or after the tenth anniversary of the Effective Date, and the Plan shall terminate at the end of the last Offering Period in progress on such date unless sooner terminated pursuant to Section 16(b).

(b)	Amendment or Discontinuance of the Plan. The Board or the Committee shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 14, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation.

SECTION 17    Miscellaneous.

(a)	Governing Law. The Plan, all rights to purchase Stock granted under the Plan and all enrollment forms and other documents related to the Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

(b)	Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of the Plan shall continue in effect.

(c)	Headings. Captions and headings are given to the sections of the Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of the Plan or any provision hereof.

(d)

No Effect on Other Plans or Corporate Authority. The adoption of the Plan shall not affect any other Company or Affiliate compensation or incentive plans in effect. Nothing in the Plan will limit or be deemed to limit the authority of the Board or Committee (1) to establish any other forms of incentives or compensation for employees of the Company or any Affiliate (with or without reference to the Stock), or (2) to grant or assume options or rights (outside the scope of and in addition to those contemplated by the Plan) in connection with any proper corporate purpose; to the extent consistent

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with any other plan or authority. Benefits received by a Participant under any purchase right granted pursuant to the Plan shall not be deemed a part of the Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Affiliate, except where the Committee or the Board (or the Board of Directors of the Affiliate that sponsors such plan or arrangement, as applicable) expressly otherwise provides or authorizes in writing.

(e)	Tax Withholding. Notwithstanding anything else contained in the Plan herein to the contrary, the Company may deduct from a Participant’s Plan Account balance as of any date on which shares are to be purchased hereunder, before the exercise of the Participant’s purchase right is given effect on such date, the amount of taxes (if any) which the Company reasonably determines it or any Subsidiary or Affiliate may be required to withhold with respect to such exercise. In such event, the maximum number of whole shares subject to such purchase right (subject to the other limits set forth in the Plan) shall be purchased at the Purchase Price with the balance of the Participant’s Plan Account (after reduction for the tax withholding amount). Should the Company for any reason be unable, or elect not to, satisfy its or any Subsidiary’s or Affiliate’s tax withholding obligations in the manner described in the preceding paragraph with respect to a Participant’s exercise of a purchase right hereunder, or should the Company or any Subsidiary reasonably determine that it or an affiliated entity has a tax withholding obligation with respect to a disposition of shares acquired pursuant to the exercise of a purchase right hereunder prior to satisfaction of the holding period requirements of Section 423 of the Code, the Company or Subsidiary, as the case may be, shall have the right at its option to (1) require the Participant to pay or provide for payment of the amount of any taxes which the Company or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event or (2) deduct from any amount otherwise payable to or for the account of the Participant the amount of any taxes which the Company or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event.

(f)	Notice of Sale. Any person who has acquired shares under the Plan shall give prompt written notice to the Company of any sale or other transfer of the shares if such sale or transfer occurs (1) within the two-year period after the first day of the Offering Period with respect to which such shares were acquired, or (2) within the twelve-month period after the date on which such shares were acquired.

IN WITNESS THEREOF, this Plan has been executed this      day of                    , 2010.

For: Magma Design Automation, Inc.

By:

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

MAGMA DESIGN AUTOMATION, INC.

INTERNET http://www.proxyvoting.com/lava

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE 1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

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FOLD AND DETACH HERE

The Board of directors recommends a vote FOR the election of directors and FOR Proposals 2 through 4.

Please mark your votes as indicated in this example X

FOR WITHHOLD ALL FOR ALL

1. To elect NOMINEES NOMINEES *EXCEPTIONS

01 Rajeev Madhavan and

02 Kevin C. Eichler

as the Class III directors to serve until the 2013 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

*Exceptions

FOR AGAINST ABSTAIN

2. To establish the 2010 Stock Incentive Plan, which will replace the 2001 Stock Incentive Plan.

3. To amend and restate the 2001 Employee Stock Purchase Plan.

4. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accountants.

5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 THROUGH 4.

Mark Here for Address Change or Comments

SEE REVERSE

Please sign where indicated below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in full partnership name by an authorized person.

Signature Signature Date

You can now access your Magma Design Automation, Inc. account online.

Access your Magma Design Automation, Inc. account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Magma Design Automation, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status • View payment history for dividends

• View certificate history • Make address changes

• View book-entry information • Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/isd For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2009 Annual Report to Stockholders are available at: http://investor.magma-da.com/annuals.cfm

FOLD AND DETACH HERE

MAGMA DESIGN AUTOMATION, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby authorizes Clayton H. Parker or Peter S. Teshima as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of Magma Design Automation, Inc. (the “Company”) to be held at the Company’s offices at 1650 Technology Drive, San Jose, California 95110 on September 23, 2010 at 10:00 a.m. Pacific time, or at any postponements or adjournments thereof, and instructs said Proxies to vote as follows:

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have the authority to vote FOR the election of directors, for Proposal 2, FOR Proposal 3, FOR Proposal 4 and in accordance with the discretion of the Proxies on any other matters as may properly come before the Annual Meeting.

Address Change/Comments

(Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

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